SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549



                            FORM 8-K

                         CURRENT REPORT




             Pursuant to Section 13 or 15(d) of the
               Securities and Exchange Act of 1934



                        November 4, 1997
-----------------------------------------------------------------
        Date of Report (Date of earliest event reported)


              AMERICAN RESOURCES OF DELAWARE, INC.
-----------------------------------------------------------------
     (Exact name of Registrant as specified in its charter)


                            Delaware
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         (State or other jurisdiction of incorporation)


         0-21472                           86-0713506
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(Commission File Number)        (IRS Employer Identification No.)

     160 Morgan Street
     P. O. Box 87
     Versailles, Kentucky                          40383
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(Address of principal executive offices)         (Zip Code)


                          (606)873-5455
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      (Registrant's Telephone Number, including Area Code)


                         Not Applicable
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  (Former name or former address, if changed since last report)

Item 1.   Changes in Control of Registrant.  Not Applicable.

Item 2.   Acquisition or Disposition of Assets.

          On November 4, 1997, the independent members of the Board of Directors voted to approve the exercise of a Call Agreement between the Company and Prima Capital LLC ("Prima") which granted the Company the right to acquire 2,471.3 shares of common stock (the "Shares") in Century Offshore Management Corporation. A member of the Board owns a 20% interest in Prima, and he abstained from the above-referenced vote. The Company had previously advanced One Million Five Hundred Thousand Dollars ($1,500,000) to Prima pursuant to the Call Agreement; and in the event the Company did not exercise its right to call the Shares by December 31, 1997, the advance monies would be non-refundable. The total purchase price for the Shares is Four Million Dollars ($4,000,000), and the balance of Two Million Five Hundred Thousand Dollars ($2,500,000) is due on or before December 31, 1997.

Item 3.   Bankruptcy Receivership.  Not Applicable.

Item 4.   Change in Registrant's Certified Accountant.  Not
Applicable.

Item 5.   Other Events.

          On November 11, 1997, the Company entered into a First Amended and Restated Credit Agreement (the "Credit Agreement") with its primary lender, Den norske Bank, AS. The Credit Agreement was deemed effective on November 1, 1997, increased the Company's credit facility to Seventy Five Million Dollars ($75,000,000) and allowed the Company the option to elect, on a monthly basis, whether its outstanding borrowing base will bear interest under a Prime or LIBO (London Interbank Borrowing Offering) rate. The Company's current Borrowing Base under the Credit Agreement is Thirty Million Dollars ($30,000,000).

Item 6.   Resignation of Registrant's Directors.  Not applicable.

Item 7.   Financial Statements and Exhibits.

          (a)  Financial Statements.  Not applicable.

          (b)  Pro Forma Financial Information.  Not applicable.

          (c)  Exhibits:

               Exhibit 10.85  Copy of the Stock Purchase
               Agreement between Prima Capital LLC and the
               Company.

               Exhibit 10.86  Copy of the First Amended and
               Restated Credit Agreement between the Company and
               Den norske Bank, AS.

                            SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                         AMERICAN RESOURCES OF DELAWARE, INC.



                         By:   /s/ Ralph A. Currie
                            -------------------------------------
                                   Ralph A. Currie

                         Its:  Chief Financial Officer


Dated:   November 19, 1997
       ---------------------

                          EXHIBIT 10.85


                    SHARE PURCHASE AGREEMENT


   THIS SHARE PURCHASE AGREEMENT (the "agreement") is made and entered into this 4th day of November, 1997, by and among Prima
Capital LLC, a Kentucky limited liability company, (the
"Shareholder"), and American Resources of Delaware, Inc., a
Delaware corporation (the "Purchaser").

                           WITNESSETH:

   WHEREAS, Shareholder owns and desires to sell, and Purchaser desires to purchase, Two Thousand Four Hundred and Seventy One and One Third (2471.3) shares of capital stock of Century Offshore Management Corporation (the "Shares"), in accordance with and subject to the terms and provisions of this agreement.

   NOW, THEREFORE, in consideration of the mutual agreements contained in this agreement, and intending to be legally bound, the Shareholder and Purchaser agree as follows:

1.01 PURCHASE AND SALE OF SHARES:
---- ---------------------------

   At the closing (as defined in section (C) of this agreement), Shareholder shall sell to Purchaser, and Purchaser shall purchase from Shareholder, the Shares.

2.01 PURCHASE PRICE; PAYMENT:
----------------------------

   The aggregate purchase price for the Shares shall consist of Four Million Dollars {$4,000,000.00} (the "Purchase Price"). The Shareholder acknowledges that it has received One Million Five Hundred Thousand Dollars ($1,500,000.00) as an advancement from Purchaser for the Shares. The Remaining Purchase Price shall be paid at Closing.

3.01 CLOSING:
------------

   The closing of the transactions contemplated by this agreement (the "Closing") shall take place at the offices of the Purchaser, within Five (5) days after all conditions of this Agreement have been satisfied or waived as provided therein, or at such other time, date, or place upon which Purchaser and the Shareholder shall agree in writing (the "Closing Date"), but in no event shall the closing date be later than November 28, 1997.

3.02 SHAREHOLDER'S AND THE PURCHASER'S CLOSING ITEMS
----------------------------------------------------

   SHAREHOLDER SHALL DELIVER TO PURCHASER:

     (a) the certificates representing the Shares, duly endorsed in blank or with stock powers attached thereto duly signed in blank, in each case guaranteed by a bank or a member firm of the New York Stock Exchange, Inc, or otherwise in proper form for transfer, free of any notation of any adverse claims, conveying to Purchaser good and marketable title to the Shares, free and clear of all liens, claims, charges, pledges, rights, and encumbrances of any nature whatsoever;


   PURCHASER SHALL DELIVER TO THE SHAREHOLDER:

     (a) immediately available funds in the amount and as provided in section 2.01 of this agreement.


4.01 REPRESENTATIONS AND WARRANTIES OF THE SHAREHOLDER
------------------------------------------------------

   The Shareholder represents and warrants to Purchaser, and acknowledge that Purchaser relies on such representations and warranties in entering into and proceeding under this agreement, that:

(a) The Shareholder is a limited liability company, duly organized, validly existing, and in good standing under the laws of Kentucky. The Shareholder has full corporate power and authority to own or hold under lease the properties it now owns or holds under lease and to carry on the business presently being conducted by it, and the corporation has full corporate power and authority to enter into this agreement and all other agreements contemplated by this agreement and to consummate the transactions contemplated hereunder and thereunder.

(b) This agreement has been duly executed and delivered by Shareholder. The execution and delivery by Shareholder of this agreement and the consummation by Shareholder of the transactions contemplated hereby will not conflict with or constitute a violation, breach, or default under any material contract, trust agreement, mortgage, indenture, or other agreement or instrument to which any shareholder is a party or by which any shareholder is bound or to which any shareholder or any of the properties of any shareholder is subject.

(c) The Shareholder is the true and lawful owner of the Shares and, as of the date of this agreement and at the closing, has and will have full right, power, and authority to sell, transfer, and deliver the Shares to Purchaser. The shareholder has no knowledge of any adverse claims affecting its Shares and there are no notations of any adverse claims marked on the certificates for the Shares. At the closing, Purchaser will acquire the Shares free and clear of any security interests, mortgage, adverse claims, liens, or encumbrances of any nature or description whatsoever.

(d) No provision of any contract, trust agreement, mortgage, indenture, or other agreement or instrument to which the Shareholder is a party or is bound or to which any shareholder is subject requires the consent or authorization of any other person or entity as a condition precedent to the consummation of the transactions contemplated by this agreement.


(e) No representation or warranty made by the Shareholder in this agreement and no statement made by it in any certificate, document, exhibit, or schedule furnished or to be furnished in connection with the transactions herein contemplated contains or will contain any untrue statement of a material fact or omits or will omit to state any material fact necessary to make such representation or warranty or any such statement not misleading to Purchaser.

4.02 REPRESENTATIONS AND WARRANTIES OF PURCHASER
------------------------------------------------

     Purchaser represents and warrants to the Shareholder, and acknowledges that the Shareholder relies on such representations and warranties in entering into and proceeding under this agreement, that:

(a) This agreement has been duly authorized by all necessary corporate action of Purchaser and has been duly executed and delivered by Purchaser. The execution and delivery by Purchaser of this agreement and the consummation by Purchaser of the transactions contemplated hereby will not conflict with or constitute a violation of any provision of the articles of incorporation or bylaws of Purchaser or conflict with or constitute a violation, breach, or default under any material contract, trust agreement, mortgage indenture, or other agreement or instrument to which Purchaser is a party or by which Purchaser is bound or to which Purchaser or any of its properties is subject.

(b) No provision of the articles of incorporation or bylaws of Purchaser or of any material contract, trust agreement, mortgage, indenture, or other agreement or instrument to which Purchaser is a party or by which it is bound or to which Purchaser or any of its properties is subject requires the consent or authorization of any other person or entity as a condition precedent to the consummation of the transactions contemplated hereby.

(c) No person or entity is entitled to any brokerage or finder's fee or commission or other like payment in connection with the negotiations relating to or the transactions contemplated by this agreement, based on any agreement, arrangement, or understanding with Purchaser, or any of Purchaser's respective officers, directors, agents, or employees.

(d) Purchaser is acquiring the Shares for investment and not with a view to the sale or other distribution thereof. Purchaser agrees that it will not at any time sell, exchange, transfer, or otherwise dispose of the Shares under circumstances which would constitute a violation of the Securities Act of 1933, as amended, and the rules and regulations promulgated by the Securities and Exchange Commission thereunder or any state statute, rule, or regulation relating to the sale of securities.



5.01 CONDITIONS TO PURCHASER'S OBLIGATION
-----------------------------------------

   The obligation of Purchaser to consummate on the closing date the transactions contemplated by this agreement will be subject to the satisfaction of each of the following conditions by the time required but no later than on or prior to the closing date, unless expressly waived by Purchaser:

(a) The representations and warranties of the Shareholder contained in section 5.01 of this agreement shall be true and correct in all material respects on and as of the closing date as if made on and as of the closing date.


(b) No action or proceeding shall have been instituted or threatened against the Shareholder or its members, before any court or governmental department, agency, or commission to restrain or prohibit, or to obtain substantial damages in respect of, this agreement or the consummation of the transactions contemplated hereby; and no party to this agreement shall have received written notice from any court or governmental department, agency, or commission of its intention to institute any action or proceeding to restrain or enjoin or commence any investigation (other than a routine letter of inquiry) into the consummation of this agreement and the transactions contemplated hereby or to nullify or render ineffective this agreement or such transactions if consummated, which in the opinion of Purchaser would make it inadvisable to consummate such transaction; provided, that in the event such an investigation is instituted, this agreement may not be abandoned by Purchaser for a period of 120 days (but consummation hereof shall be delayed during such period), and may not be abandoned thereafter except upon advice of counsel that there is a reasonable probability that such an investigation may result in an action or proceeding of the type described in the second clause of this paragraph (G)(5)


(c) The Shareholder shall have tendered certificates representing all of the Shares.

5.02 CONDITIONS TO THE SHAREHOLDER OBLIGATIONS
----------------------------------------------

   The obligation of the Shareholder to consummate on the closing date the transactions contemplated by this agreement will be subject to the satisfaction of each of the following conditions at the time required but no later than on or prior to the closing date, unless expressly waived by the Shareholder' representative:

(a)  The representations and warranties of Purchaser contained in section 5.02 of this agreement shall be true and correct in all material respects on and as of the closing date as if made on and as of the closing date, except for changes resulting from the ordinary course of Purchaser's business or as contemplated by this Agreement.

(b) No action or proceeding shall have been instituted against Purchaser which reasonably could have a material and adverse effect on its businesses; no action or proceeding shall have been instituted or threatened against any of the parties to this agreement, before any court or governmental department, agency, or commission to restrain or prohibit, or to obtain substantial damages in respect of, this agreement or the consummation of the transactions contemplated hereby; and neither Purchaser nor Shareholder shall have received written notice from any court or governmental department, agency, or commission of its intention to institute any action or proceeding to restrain or enjoin or commence any investigation (other than a routine letter of inquiry) into the consummation of this agreement and the transactions contemplated hereby or to nullify or render ineffective this agreement or such transactions if consummated, which in the opinion of the Shareholder would make it inadvisable to consummate such transactions.

6.01 SURVIVAL OF REPRESENTATIONS, WARRANTIES, AND COVENANTS
-----------------------------------------------------------

   All representations, warranties, and covenants by any party to this agreement contained in this agreement or in any certificate or other instrument delivered by or on behalf of any party pursuant to this agreement shall be continuous and shall survive the closing for a three year period expiring on the third anniversary of the closing date.

7.01 INDEMNIFICATION
--------------------

   After the closing date, Shareholder shall, as to those representations, warranties, covenants, and agreements which are herein made or agreed to by the Shareholder, indemnify and hold harmless Purchaser against and in respect of:

   (a) Any damage, deficiency, or costs resulting from any misrepresentation or breach of warranty or any nonfulfillment of any covenant or agreement on the part of the Shareholder under this agreement; and

   (b) Any claim, action, suit, proceeding, demand, judgment, assessment, cost, and expense, including reasonable counsel fees, incident to any of the foregoing.

   Shareholder shall reimburse Purchaser for any liabilities, damages, deficiencies, claims, actions, suits, proceedings, demands, judgments, assessments, costs, and expenses to which this section 7.01 relates only if a claim for indemnification is made by Purchaser prior to the third anniversary of the closing date.


8.01 RECORDS AND FURTHER ASSURANCES
-----------------------------------

   From time to time prior to or at the closing, the Shareholder will execute all such instruments and will take all such actions as Purchaser, being advised by counsel, shall reasonably request in connection with carrying out and effectuating the intent and purpose hereof and all transactions and things contemplated by this agreement, including, without limitation, the execution and delivery of any and all confirmatory and other instruments in addition to those to be delivered on the closing date, and any and all actions which may reasonably be necessary or desirable to complete the transactions contemplated hereby.

9.01 REMEDIES
-------------

   Purchaser hereby acknowledges that there may not be an adequate remedy at law for the breach of this Agreement and, in addition to any other remedies available to the Shareholder, injunctive relief may be granted to the Shareholder for such breach.


10.01 CONSTRUCTION; GOVERNING LAW
---------------------------------

   The table of contents and section headings contained in this agreement are inserted as a matter of convenience and shall not affect in any way the construction of the terms of this agreement. This agreement shall be construed in accordance with and governed by the laws of Kentucky.

11.01 ENTIRE AGREEMENT; AMENDMENT AND WAIVER
--------------------------------------------

   This agreement, including the schedules hereto, constitutes and contains the entire agreement of the Shareholder, and Purchaser with respect to the transactions contemplated hereby and supersedes any prior writing by the parties. The parties may, by mutual agreement in writing, amend this agreement in any respect, and any party, as to such party, may in writing (1) extend the time for the performance of any obligations of any other party; (2) waive any inaccuracies in representations and warranties by any other party; (3) waive performance of any obligations by any other party; and (4) waive the fulfillment of any condition that is precedent to the performance by such party of any of its obligations hereunder. No such waiver shall be deemed to constitute the waiver of any other breach of the same or of any other term or condition of this agreement. Any such amendment or waiver by Purchaser must be signed by an officer of Purchaser and any such amendment or waiver by Shareholder must be signed by the Shareholder' representative.

12.01 SEVERABILITY
------------------

   If any provision of this agreement or the application thereof to any person or circumstance shall to any extent be held in any proceeding to be invalid or unenforceable, the remainder of this agreement, or the application of such provision to persons or circumstances other than those to which it was held to be invalid or unenforceable, shall not be affected thereby, and shall be valid and enforceable to the fullest extent permitted by law, but only if and to the extent such enforcement would not materially and adversely frustrate the parties' essential objectives as expressed herein.

13.01 COUNTERPARTS
------------------

   This agreement may be executed concurrently in one or more counterparts, any one of which need not contain the signatures of more than one party but all of which taken together shall constitute one and the same agreement.

     IN WITNESS WHEREOF, the Shareholder and Purchaser have executed this agreement as of the day and year first written above.

                             PRIMA CAPITAL LLC



                             By:  /s/ Rick G. Avare
                                --------------------------------

                             Its: Administrative Member
                                 -------------------------------


                             AMERICAN RESOURCES OF DELAWARE, INC.



                             By:  /s/ Ralph A. Currie
                                --------------------------------

                             Its: Chief Financial Officer
                                 -------------------------------

                          EXHIBIT 10.86



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           FIRST AMENDED AND RESTATED CREDIT AGREEMENT

                              AMONG

              AMERICAN RESOURCES OF DELAWARE, INC.

               SOUTHERN GAS CO. OF DELAWARE, INC.

                               AND

                       DEN NORSKE BANK, AS


                        November 1, 1997


           ------------------------------------------

     REDUCING REVOLVING LINE OF CREDIT OF UP TO $75,000,000
       (WITH $1,000,000.00 LETTER OF CREDIT SUB-FACILITY)

           ------------------------------------------







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
                        TABLE OF CONTENTS

                                                             Page

ARTICLE I   DEFINITIONS AND INTERPRETATION
     1.1    Terms Defined Above. . . . . . . . . . . . . . . .  1
     1.2    Additional Defined Terms . . . . . . . . . . . . .  1
     1.3    Undefined Financial Accounting Terms . . . . . . . 15
     1.4    References . . . . . . . . . . . . . . . . . . . . 15
     1.5    Articles and Sections. . . . . . . . . . . . . . . 15
     1.6    Number and Gender. . . . . . . . . . . . . . . . . 15
     1.7    Incorporation of Exhibits. . . . . . . . . . . . . 15

ARTICLE II  TERMS OF FACILITY
     2.1    Revolving Line of Credit . . . . . . . . . . . . . 15
     2.2    Letter of Credit Facility. . . . . . . . . . . . . 16
     2.3    Extension of Commitment Termination Date . . . . . 16
     2.4    Use of Loan Proceeds and Letters of Credit . . . . 17
     2.5    Interest . . . . . . . . . . . . . . . . . . . . . 17
     2.6    Repayment of Loans and Interest. . . . . . . . . . 17
     2.7    Outstanding Amounts. . . . . . . . . . . . . . . . 17
     2.8    Time, Place, and Method of Payments. . . . . . . . 18
     2.9    Borrowing Base Determinations. . . . . . . . . . . 18
     2.10   Mandatory Prepayments. . . . . . . . . . . . . . . 19
     2.11   Voluntary Prepayments and Conversions of Loans . . 19
     2.12   Commitment Fee . . . . . . . . . . . . . . . . . . 19
     2.13   Engineering Fee. . . . . . . . . . . . . . . . . . 20
     2.14   Facility Fee . . . . . . . . . . . . . . . . . . . 20
     2.15   Letter of Credit Fee . . . . . . . . . . . . . . . 20
     2.16   Loans to Satisfy Obligations of Borrowers. . . . . 20
     2.17   Security Interest in Accounts; Right of Offset . . 20
     2.18   General Provisions Relating to Interest. . . . . . 21
     2.19   Yield Protection . . . . . . . . . . . . . . . . . 22
     2.20   Letters in Lieu of Transfer Orders . . . . . . . . 23
     2.21   Power of Attorney. . . . . . . . . . . . . . . . . 24
     2.22   Taxes. . . . . . . . . . . . . . . . . . . . . . . 24
     2.23   Limitation on Types of Loans.. . . . . . . . . . . 26
     2.24   Limitation on Interests Periods. . . . . . . . . . 26

ARTICLE III CONDITIONS
     3.1    Receipt of Loan Documents and Other Items. . . . . 27
     3.2    Each Loan and Letter of Credit . . . . . . . . . . 27

ARTICLE IV  REPRESENTATIONS AND WARRANTIES
     4.1    Due Authorization. . . . . . . . . . . . . . . . . 29
     4.2    Corporate Existence. . . . . . . . . . . . . . . . 29
     4.3    Valid and Binding Obligations. . . . . . . . . . . 29
     4.4    Security Instruments . . . . . . . . . . . . . . . 29
     4.5    Title to Assets. . . . . . . . . . . . . . . . . . 29
     4.6    Scope and Accuracy of Financial Statements . . . . 29
     4.7    No Material Misstatements. . . . . . . . . . . . . 29
     4.8    Liabilities, Litigation, and Restrictions. . . . . 30
     4.9    Authorizations; Consents . . . . . . . . . . . . . 30
     4.10   Compliance with Laws . . . . . . . . . . . . . . . 30
     4.11   ERISA. . . . . . . . . . . . . . . . . . . . . . . 30
     4.12   Environmental Laws . . . . . . . . . . . . . . . . 31
     4.13   Compliance with Federal Reserve Regulations. . . . 31
     4.14   Investment Company Act Compliance. . . . . . . . . 31
     4.15   Public Utility Holding Company Act Compliance. . . 31
     4.16   Proper Filing of Tax Returns; Payment of Taxes Due 31
     4.17   Refunds. . . . . . . . . . . . . . . . . . . . . . 32
     4.18   Gas Contracts. . . . . . . . . . . . . . . . . . . 32
     4.19   Intellectual Property. . . . . . . . . . . . . . . 32
     4.20   Casualties or Taking of Property . . . . . . . . . 32
     4.21   Locations of Borrowers . . . . . . . . . . . . . . 32
     4.22   Subsidiaries . . . . . . . . . . . . . . . . . . . 32

ARTICLE V   AFFIRMATIVE COVENANTS
     5.1    Maintenance and Access to Records. . . . . . . . . 33
     5.2    Quarterly Financial Statements; Compliance
            Certificates . . . . . . . . . . . . . . . . . . . 33
     5.3    Annual Financial Statements. . . . . . . . . . . . 33
     5.4    Oil and Gas Reserve Reports. . . . . . . . . . . . 33
     5.5    Title Opinions; Title Defects. . . . . . . . . . . 34
     5.6    Notices of Certain Events. . . . . . . . . . . . . 34
     5.7    Letters in Lieu of Transfer Orders; Division Orders35
     5.8    Additional Information . . . . . . . . . . . . . . 35
     5.9    Compliance with Laws . . . . . . . . . . . . . . . 36
     5.10   Payment of Assessments and Charges . . . . . . . . 36
     5.11   Maintenance of Corporate Existence and Good Standing36
     5.12   Payment of Notes; Performance of Obligations . . . 36
     5.13   Further Assurances . . . . . . . . . . . . . . . . 36
     5.14   Initial Fees and Expenses of Counsel to Lender . . 36
     5.15   Subsequent Fees and Expenses of Lender . . . . . . 36
     5.16   Operation of Oil and Gas Properties. . . . . . . . 37
     5.17   Maintenance and Inspection of Properties . . . . . 37
     5.18   Maintenance of Insurance . . . . . . . . . . . . . 37
     5.19   INDEMNIFICATION. . . . . . . . . . . . . . . . . . 38

ARTICLE VI  NEGATIVE COVENANTS
     6.1    Indebtedness . . . . . . . . . . . . . . . . . . . 39
     6.2    Contingent Obligations . . . . . . . . . . . . . . 39
     6.3    Liens. . . . . . . . . . . . . . . . . . . . . . . 39
     6.4    Sales of Assets. . . . . . . . . . . . . . . . . . 39
     6.5    Leasebacks . . . . . . . . . . . . . . . . . . . . 40
     6.6    Sale or Discount of Receivables. . . . . . . . . . 40
     6.7    Loans or Advances. . . . . . . . . . . . . . . . . 40
     6.8    Investments. . . . . . . . . . . . . . . . . . . . 40
     6.9    Dividends and Distributions. . . . . . . . . . . . 40
     6.10   Capital Expenditures . . . . . . . . . . . . . . . 40
     6.11   Issuance of Stock; Changes in Corporate Structure. 40
     6.12   Transactions with Affiliates . . . . . . . . . . . 41
     6.13   Lines of Business. . . . . . . . . . . . . . . . . 41
     6.14   Rental or Lease Agreements . . . . . . . . . . . . 41
     6.15   ERISA Compliance . . . . . . . . . . . . . . . . . 41
     6.16   Debt Coverage Ratio. . . . . . . . . . . . . . . . 41
     6.17   Current Ratio. . . . . . . . . . . . . . . . . . . 41
     6.18   Tangible Net Worth of Borrowers. . . . . . . . . . 41
     6.19   General and Administrative Expenses. . . . . . . . 41
     6.20   Changes to Operating Agreements. . . . . . . . . . 41
     6.21   Hedging Contracts. . . . . . . . . . . . . . . . . 41
     6.22   Quarterly Interest Ratio . . . . . . . . . . . . . 42
     6.23   Conversion of Settle Oil and Gas Company Note. . . 42

ARTICLE VII EVENTS OF DEFAULT
     7.1    Enumeration of Events of Default . . . . . . . . . 42
     7.2    Remedies . . . . . . . . . . . . . . . . . . . . . 44

ARTICLE VIII   MISCELLANEOUS
     8.1    Transfers; Participations. . . . . . . . . . . . . 45
     8.2    Release by Borrowers . . . . . . . . . . . . . . . 45
     8.3    Survival of Representations, Warranties, and
            Covenants. . . . . . . . . . . . . . . . . . . . . 45
     8.4    Notices and Other Communications . . . . . . . . . 45
     8.5    Parties in Interest. . . . . . . . . . . . . . . . 46
     8.6    Rights of Third Parties. . . . . . . . . . . . . . 46
     8.7    Renewals; Extensions . . . . . . . . . . . . . . . 47
     8.8    No Waiver; Rights Cumulative . . . . . . . . . . . 47
     8.9    Survival Upon Unenforceability . . . . . . . . . . 47
     8.10   Amendments; Waivers. . . . . . . . . . . . . . . . 47
     8.11   Controlling Agreement. . . . . . . . . . . . . . . 47
     8.12   Disposition of Collateral. . . . . . . . . . . . . 47

     8.13   GOVERNING LAW. . . . . . . . . . . . . . . . . . . 47
     8.14   JURISDICTION AND VENUE . . . . . . . . . . . . . . 48
     8.15   WAIVER OF RIGHTS TO JURY TRIAL . . . . . . . . . . 48
     8.16   ENTIRE AGREEMENT . . . . . . . . . . . . . . . . . 48
     8.17   Counterparts . . . . . . . . . . . . . . . . . . . 49


LIST OF EXHIBITS


Exhibit I      -    Form of Note
Exhibit II     -    Form of Borrowing Request
Exhibit III    -    Form of Compliance Certificate
Exhibit IV     -    Disclosures

           FIRST AMENDED AND RESTATED CREDIT AGREEMENT
           -------------------------------------------


                    THIS FIRST AMENDED AND RESTATED CREDIT
AGREEMENT is made and entered into effective the 1st day of November, 1997, by and among AMERICAN RESOURCES OF DELAWARE, INC., a Delaware corporation ("ARI"), SOUTHERN GAS CO.OF DELAWARE, INC., a
              ---
Delaware corporation ("Southern"; Southern and ARI each being a
                       --------
"Borrower" and collectively being the "Borrowers"), and DEN
 --------                              ---------
NORSKE BANK, AS, a Norwegian bank (the "Lender").
                                        ------

                      W I T N E S S E T H:
                      - - - - - - - - - -

                    In consideration of the mutual covenants and agreements herein contained, the Borrowers and the Lender hereby agree as follows, amending and restating in its entirety the Amended and Restated Credit Agreement dated September 28, 1995 and the First Amendment through the Seventh Amendment thereof, (the "Credit Agreement") by and between Borrowers and the Lender.


                            ARTICLE I
                            ---------

                 DEFINITIONS AND INTERPRETATION
                 ------------------------------

                   1.1Terms Defined Above.  As used in this
Credit
                    -------------------
Agreement, the terms "ARI," "Borrower," "Borrowers," "Lender,"
                      ---    --------    ---------    ------
and "Southern" shall have the meaning assigned to them
     --------
hereinabove.

                   1.2Additional Defined Terms.  As used in this
Credit
                    ------------------------
Agreement, each of the following terms shall have the meaning assigned thereto in this Section, unless the context otherwise requires:

                    "Additional Costs" shall mean
               costs which the
                     ----------------
               Lender determines are attributable
               to its obligation to make or its
               making or maintaining any Fixed
               Rate Loan, or any reduction in any
               amount receivable by the Lender in
               respect of any such obligation or
               any Fixed Rate Loan, resulting from
               any Regulatory Change which (a)
               changes the basis of taxation of
               any amounts payable to the Lender
               under this Agreement or the Note in
               respect of any Fixed Rate Loan
               (other than taxes imposed on the
               overall net income of the Lender),
               (b) imposes or modifies any
               reserve, special deposit, minimum
               capital, capital rates, or similar
               requirements relating to any
               extensions of credit or other
               assets of, or any deposits with or
               other liabilities of, the Lender
               (including Fixed Rate Loans and
               Dollar deposits in the London
               interbank market in connection with
               LIBO Rate Loans), or any
               commitments of the Lender
               hereunder, (c) increases the
               Assessment Rate, or (d) imposes any
               other condition affecting this
               Agreement or any of such extensions
               of credit, liabilities, or
               commitments.

                    "Adjusted LIBO Rate" shall
               mean, for any LIBO Rate
                     ------------------
               Loan, an interest rate per annum
               (rounded upwards, if necessary, to
               the nearest 1/100 of 1%) determined
               by the Lender to be equal to the
               sum of the LIBO Rate for such Loan
               plus the Applicable Margin, but in
               no event exceeding the Highest
               Lawful Rate.

                    "Affiliate" shall mean any
               Person directly or
                     ---------
               indirectly controlling, or under
               common control with, either
               Borrower, and includes any
               Subsidiary of either Borrower and
               any "affiliate" of either Borrower
               within the meaning of Reg.
               Section 240.12b-2 of the Securities
               Exchange Act of 1934, as amended,
               with "control," as used in this
               definition, meaning possession,
               directly or indirectly, of the
               power to direct or cause the
               direction of management, policies
               or action through ownership of
               voting securities, contract, voting
               trust, or membership in management
               or in the group appointing or
               electing management or otherwise
               through formal or informal
               arrangements or business
               relationships.

                    "Agreement" shall mean this
               First Amended and
                     ---------
               Restated Credit Agreement, as it
               may be amended, supplemented, or
               restated from time to time.

                    "Applicable Lending Office"
               shall mean the lending
                     -------------------------
               office of the Lender (or an
               affiliate of the Lender) designated
               for such Loan on the signature
               pages hereof or such other office
               of the Lender (or an affiliate of
               the Lender) as the Lender may from
               time to time specify to either
               Borrower as the office by which
               Loans of such type are to be made
               and maintained.

                    "Applicable Margin" shall mean
               as to each LIBO
                     -----------------
               Rate Loan, the following:

          Borrowing Base                   LIBO
           Utilization                  Rate Loan
          --------------                ---------

          1) greater than or equal      two and one-half
              to 75% of                 percent (2 1/2%)
              Borrowing Base

          2) less than 75%              two and one-fourth
              of Borrowing Base         percent (2 1/2%)


          "Assignment" shall mean the Assignment of Notes,
           ----------
     Liens, Security Interests, and Other Rights, in form and substance satisfactory to the Lender, executed by the Existing Lender, assigning to the Lender the Existing Note, the indebtedness evidenced thereby, the Liens securing the Existing Note, and the rights of the Existing Lender under the Existing Loan Documents, and financing statement changes constituent thereto.

          "Available Commitment" shall mean, at any time, an
           --------------------
     amount equal to the remainder, if any, of (a) the lesser of the Commitment Amount or the Borrowing Base in effect at such time minus (b) the sum of the Loan
                            -----
     Balance at such time plus the L/C Exposure at such time.

          "Borrowing Base" shall mean, at any time, the
           --------------
     amount determined by the Lender in accordance with
     Section 2.9 and then in effect.

          "Borrowing Base Utilization" shall mean the
           --------------------------
      aggregate principal amount of loans outstanding hereunder as a percentage of the Borrowing Base.

          "Borrowing Request" shall mean each written
           -----------------
     request, in substantially the form attached hereto as
     Exhibit II, by the Borrowers to the Lender for a borrowing, conversion, or prepayment pursuant to Sections 2.1 or 2.11, each of which shall:

               (a)  be signed by a Responsible Officer
          of each Borrower;

               (b)  when requesting a borrowing, be
          accompanied by a Compliance Certificate;

               (c)  specify the amount requested or
          prepaid and the date of the borrowing,
          conversion, or prepayment (which shall be a Business Day);

               (d)  be delivered to the Lender no later
          than 11:00 a.m., Central Standard or Daylight
          Savings Time, as the case may be, on the Business Day of the requested borrowing, conversion, or prepayment;

               (e)  when requesting a LIBO Rate Loan,
          be delivered to the Lender no later than 10:00 a.m., Central Standard or Daylight
          Savings Time, as the case may be, three
          Business Days preceding the requested
          borrowing, conversion, or prepayment and designate the Interest Period requested with respect to such Loan."

          "Business Day" shall mean (a) for all purposes
           ------------
     other than as covered by clause (b) of this definition, a day other than a Saturday, Sunday, legal holiday for commercial banks under the laws of the State of Texas, or any other day when banking is suspended in the State of Texas, and (b) with respect to all requests, notices, and determinations in connection with, and payments of principal and interest on, LIBO Rate Loans, a day which is a Business Day described in clause (a) of this definition and which is a day for trading by and between banks for Dollar deposits in the London interbank market.

          "Cash Flow" shall mean, for any period, net income
           ---------
     of any Person from operations for such period plus depreciation, amortization, depletion, and other non-cash expenses of such Person for such period.

          "Closing Date" shall mean the effective date of
           ------------
     this Agreement.

          "Code" shall mean the United States Internal
           ----
     Revenue Code of 1986, as amended from time to time.

          "Collateral" shall mean the Mortgaged Properties
           ----------
     and any other Property now or at any time used or intended as security for the payment or performance of all or any portion of the Obligations.

          "Commitment" shall mean the obligation of the
           ----------
     Lender, subject to applicable provisions of this Agreement, to make Loans to or for the benefit of the Borrowers pursuant to Section 2.1 and to issue Letters of Credit pursuant to Section 2.2.

          "Commitment Amount" shall mean the amount of the
           -----------------
     Borrowing Base as defined in Section 2.9.

          "Commitment Fee" shall mean each fee payable to
           --------------
     the Lender by the Borrowers pursuant to Section 2.12.

          "Commitment Period" shall mean the period from and
           -----------------
     including the Closing Date to but not including the Commitment Termination Date.

          "Commitment Termination Date" shall mean February
           ---------------------------
     1, 2002.

          "Commonly Controlled Entity" shall mean any Person
           --------------------------
     which is under common control with either Borrower within the meaning of Section 4001 of ERISA.

          "Compliance Certificate" shall mean each
           ----------------------
     certificate, substantially in the form attached hereto as Exhibit III, executed by a Responsible Officer of either Borrower and furnished to the Lender from time to time in accordance with Section 5.2.

          "Contingent Obligation" shall mean, as to any
           ---------------------
     Person, any obligation of such Person guaranteeing or in effect guaranteeing any Indebtedness, leases, dividends, or other obligations of any other Person (for purposes of this definition, a "primary
                                          -------
     obligation") in any manner, whether directly or
     ----------
     indirectly, including, without limitation, any obligation of such Person, regardless of whether such obligation is contingent, (a) to purchase any primary obligation or any Property constituting direct or indirect security therefor, (b) to advance or supply funds (i) for the purchase or payment of any primary obligation, or (ii) to maintain working or equity capital of any other Person in respect of any primary obligation, or otherwise to maintain the net worth or solvency of any other Person, (c) to purchase Property, securities or services primarily for the purpose of assuring the owner of any primary obligation of the ability of the Person primarily liable for such primary obligation to make payment thereof, or (d) otherwise to assure or hold harmless the owner of any such primary obligation against loss in respect thereof, with the amount of any Contingent Obligation being deemed to be equal to the stated or determinable amount of the primary obligation in respect of which such Contingent Obligation is made or, if not stated or determinable, the maximum reasonably anticipated liability in respect thereof as determined by such Person in good faith.

          "Current Assets" shall mean all assets which
           --------------
     would, in accordance with GAAP, be included as current assets on a consolidated balance sheet of such Person after eliminating any intercompany items, as of the date of calculation, after deducting adequate reserves in each case in which a reserve is proper in accordance with GAAP plus an amount equal to the Available Commitment.

          "Current Liabilities" shall mean all liabilities
           -------------------
     which would, in accordance with GAAP, be included as current liabilities on a consolidated balance sheet of the Borrowers as of the date of calculation, but excluding current maturities in respect of the Obligations, both principal and interest and excluding that portion of unearned revenue related to the Williams Company production payment conveyance."

          "Default" shall mean any event or occurrence which
           -------
     with the lapse of time or the giving of notice or both would become an Event of Default.

          "Default Rate" shall mean a per annum interest
           ------------
     rate equal to the Prime Rate plus 5%, but in no event exceeding the Highest Lawful Rate.

          "Dollars" and "$" shall mean dollars in lawful
           -------       -
     currency of the United States of America.

          "EBTDA" shall mean, for any Person during any
           -----
     period, (a) net income of such Person for such period
     after taxes, as determined in accordance with GAAP,
     excluding, however, extraordinary items, such as (i)
     any net gain or loss during such period arising from
     the sale, exchange, or other disposition of capital
     assets (such term to include all fixed assets and all
     securities) other than in the ordinary course of
     business and (ii) any write-up of assets plus (b) to
                                              ----
     the extend deducted in determining net income pursuant to the foregoing clause (a), income taxes and other taxes measured by net income, and depreciation, depletion and amortization for such period.

          "EBITDA" shall mean, for any Person during any
           ------
     period, (a) net income of such Person for such period
     after taxes, as determined in accordance with GAAP,
     excluding, however, extraordinary items, such as (i)
     any net gain or loss during such period arising from
     the sale, exchange, or other disposition of capital
     assets (such term to include all fixed assets and all
     securities) other than in the ordinary course of
     business and (ii) any write-up of assets plus (b) to
                                              ----
     the extend deducted in determining net income pursuant to the foregoing clause (a), interest expense, income taxes and other taxes measured by net income, and depreciation, depletion, and amortization for such period.

          "Engineering Fee" shall mean each fee payable to
           ---------------
     the Lender by the Borrowers pursuant to Section 2.13.

          "Environmental Complaint" shall mean any written
           -----------------------
     or oral complaint, order, directive, claim, citation, notice of environmental report or investigation, or other notice by any Governmental Authority or any other Person with respect to (a) air emissions, (b) spills, releases, or discharges to soils, any improvements located thereon, surface water, groundwater, or the sewer, septic, waste treatment, storage, or disposal systems servicing any Property of either Borrower, (c) solid or liquid waste disposal, (d) the use, generation, storage, transportation, or disposal of any Hazardous Substance, or (e) other environmental, health, or safety matters affecting any Property of either Borrower or the business conducted thereon.

          "Environmental Laws" shall mean (a) the following
           ------------------
     federal laws as they may be cited, referenced, and amended from time to time: the Clean Air Act, the Clean Water Act, the Safe Drinking Water Act, the Comprehensive Environmental Response, Compensation and Liability Act, the Endangered Species Act, the Resource Conservation and Recovery Act, the Occupational Safety and Health Act, the Hazardous Materials Transportation Act, the Superfund Amendments and Reauthorization Act, and the Toxic Substances Control Act; (b) any and all equivalent environmental statutes of any state in which Property of either Borrower is situated, as they may be cited, referenced and amended from time to time; (c) any rules or regulations promulgated under or adopted pursuant to the above federal and state laws; and (d) any other equivalent federal, state, or local statute or any requirement, rule, regulation, code, ordinance, or order adopted pursuant thereto, including, without limitation, those relating to the generation, transportation, treatment, storage, recycling, disposal, handling, or release of Hazardous Substances.

          "ERISA" shall mean the Employee Retirement Income
           -----
     Security Act of 1974, as amended from time to time, and the regulations thereunder and interpretations thereof.

          "Event of Default" shall mean any of the events
           ----------------
     specified in Section 7.1.

          "Existing Note" shall mean the Note, as such term
           -------------
     is defined in the Existing Credit Agreement, in existence on the Closing Date immediately prior to the Assignment.

          "Facility Fee" shall mean the fee payable to the
           ------------
     Lender by the Borrowers pursuant to Section 2.14.

          "Financial Statements" shall mean statements of
           --------------------
     the financial condition of each Borrower as at the point in time and for the period indicated and consisting of at least a balance sheet and related statements of operations, common stock and other stockholders' equity, and cash flows for such Borrower and, when required by applicable provisions of this Agreement to be audited, accompanied by the unqualified certification of a nationally-recognized firm of independent certified public accountants or other independent certified public accountants acceptable to the Lender and footnotes to any of the foregoing, all of which shall be prepared in accordance with GAAP consistently applied and in comparative form with respect to the corresponding period of the preceding fiscal period.

          "Fixed Rate Loan" shall mean any LIBO Rate Loan.
           ---------------

          "Floating Rate" shall mean an interest rate per
           -------------
     annum equal to the Prime Rate from time to time in effect.

          "GAAP" shall mean generally accepted accounting
           ----
     principles established by the Financial Accounting
     Standards Board or the American Institute of Certified
     Public Accountants and in effect in the United States from time to time.

          "Governmental Authority" shall mean any nation,
           ----------------------
     country, commonwealth, territory, government, state, county, parish, municipality, or other political subdivision and any entity exercising executive, legislative, judicial, regulatory, or administrative functions of or pertaining to government.

          "Hazardous Substances" shall mean flammables,
           --------------------
     explosives, radioactive materials, hazardous wastes, asbestos, or any material containing asbestos, polychlorinated biphenyls (PCBs), toxic substances or related materials, petroleum, petroleum products, associated oil or natural gas exploration, production, and development wastes, or any substances defined as "hazardous substances," "hazardous materials," "hazardous wastes," or "toxic substances" under the Comprehensive Environmental Response, Compensation and Liability Act, as amended, the Superfund Amendments and Reauthorization Act, as amended, the Hazardous Materials Transportation Act, as amended, the Resource Conservation and Recovery Act, as amended, the Toxic Substances Control Act, as amended, or any other law or regulation now or hereafter enacted or promulgated by any Governmental Authority.

          "Highest Lawful Rate" shall mean the maximum non
           -------------------
     -usurious interest rate, if any (or, if the context so requires, an amount calculated at such rate), that at any time or from time to time may be contracted for, taken, reserved, charged, or received under applicable laws of the State of New York or the United States of America, whichever authorizes the greater rate, as such laws are presently in effect or, to the extent allowed by applicable law, as such laws may hereafter be in effect and which allow a higher maximum non-usurious interest rate than such laws now allow.

          "Indebtedness" shall mean, as to any Person,
           ------------
     without duplication, (a) all liabilities (excluding reserves for deferred income taxes, deferred compensation liabilities, and other deferred liabilities and credits) which in accordance with GAAP would be included in determining total liabilities as shown on the liability side of a balance sheet, (b) all obligations of such Person evidenced by bonds, debentures, promissory notes, or similar evidences of indebtedness, (c) all other indebtedness of such Person for borrowed money, and (d) all obligations of others, to the extent any such obligation is secured by a Lien on the assets of such Person (whether or not such Person has assumed or become liable for the obligation secured by such Lien).

          "Insolvency Proceeding" shall mean application
           ---------------------
     (whether voluntary or instituted by another Person) for or the consent to the appointment of a receiver, trustee, conservator, custodian, or liquidator of any Person or of all or a substantial part of the Property of such Person, or the filing of a petition (whether voluntary or instituted by another Person) commencing a case under Title 11 of the United States Code, seeking liquidation, reorganization, or rearrangement or taking advantage of any bankruptcy, insolvency, debtor's relief, or other similar law of the United States, the State of Texas, or any other jurisdiction.

          "Insolvent" or "Insolvency" shall mean, with
           ---------      ----------
     respect to any Multiemployer Plan, that such Plan is insolvent within the meaning of such term as used in
     Section 4245 of ERISA.

          "Intellectual Property" shall mean patents, patent
           ---------------------
     applications, trademarks, tradenames, copyrights, technology, know-how, and processes.

          "Interest Period" shall mean, with respect to any
           ---------------
     LIBO Rate Loan, a period commencing on the date such Loan is made or converted from a Loan of another type pursuant to this Agreement or the last day of the next preceding Interest Period with respect to such Loan and ending on the numerically corresponding day in the calendar month that is one, two, three, or, subject to availability, six months thereafter, as the Borrower may request in the Borrowing Request for such Loan.

          "Investment" in any Person shall mean any stock,
           ----------
     bond, note, or other evidence of Indebtedness, or any other security (other than current trade and customer accounts) of, investment or partnership interest in or loan to, such Person.

          "L/C Exposure"  shall mean, at any time, the
           ------------
     aggregate maximum amount available to be drawn under outstanding Letters of Credit at such time.

          "Letter of Credit" shall mean any commercial
           ----------------
     letter of credit issued by the Lender for the account of the Borrowers pursuant to Section 2.2.

          "Letter of Credit Application" shall mean the
           ----------------------------
     standard letter of credit application employed by the Lender from time to time in connection with letters of credit.

          "Letter of Credit Fee" shall mean each fee payable
           --------------------
     to the Lender by the Borrowers pursuant to Section 2.15 upon or in connection with the issuance of a Letter of Credit.

          "LIBO Rate" shall mean, with respect to any
           ---------
     Interest Period for any LIBO Rate Loan, the lesser of
     (a) the rate per annum (rounded upwards, if necessary, to the nearest 1/16 of 1%) equal to the average of the offered quotations appearing on Telerate Page 3750 (or if such Telerate Page shall not be available, any successor or similar service selected by the Lender and the Borrower) as of approximately 11:00 a.m., Central Standard or Daylight Savings Time, as the case may be, on the day three Business Days prior to the first day of such Interest Period for Dollar deposits in an amount comparable to the principal amount of such LIBO Rate Loan and having a term comparable to the Interest Period for such LIBO Rate Loan, or (b) the Highest Lawful Rate. If neither such Telerate Page 3750 nor any successor or similar service is available, the term "LIBO Rate" shall mean, with respect to any Interest Period for any LIBO Rate Loan, the lesser of (a) the rate per annum (rounded upwards if necessary, to the nearest 1/16 of 1%) quoted by the Lender at approximately 11:00 a.m., London time (or as soon thereafter as practicable) three Business Days prior to the first day of the Interest Period for such LIBO Rate Loan for the offering by the Lender to leading banks in the London interbank market of Dollar deposits in an amount comparable to the principal amount of such LIBO Rate Loan and having a term comparable to the Interest Period for such LIBO Rate Loan, or (b) the Highest Lawful Rate.

          "LIBO Rate Loan" shall mean any Loan and any
           --------------
     portion of the Loan Balance which the Borrower has requested, in the initial Borrowing Request for such Loan or a subsequent Borrowing Request for such portion of the Loan Balance, bear interest at the Adjusted LIBO Rate and which is permitted by the terms hereof to bear interest at the Adjusted LIBO Rate.

          "Lien" shall mean any interest in Property
           ----
     securing an obligation owed to, or a claim by, a Person other than the owner of such Property, whether such interest is based on common law, statute, or contract, and including, but not limited to, the lien or security interest arising from a mortgage, ship mortgage, encumbrance, pledge, security agreement, conditional sale or trust receipt, or a lease, consignment, or bailment for security purposes (other than true leases or true consignments), liens of mechanics, materialmen, and artisans, maritime liens and reservations, exceptions, encroachments, easements, rights of way, covenants, conditions, restrictions, leases, and other title exceptions and encumbrances affecting Property which secure an obligation owed to, or a claim by, a Person other than the owner of such Property (for the purpose of this Agreement, each Borrower shall be deemed to be the owner of any Property which it has acquired or holds subject to a conditional sale agreement, financing lease, or other arrangement pursuant to which title to the Property has been retained by or vested in some other Person for security purposes), and the filing or recording of any financing statement or other security instrument in any public office.

          "Limitation Period" shall mean any period while
           -----------------
     any amount remains owing on the Note and interest on such amount, calculated at the applicable interest rate, plus any fees or other sums payable under any Loan Document and deemed to be interest under applicable law, would exceed the amount of interest which would accrue at the Highest Lawful Rate.

          "Loan" shall mean any loan made by the Lender to
           ----
     or for the benefit of the Borrowers pursuant to this Agreement and any payment made by the Lender under a Letter of Credit.

          "Loan Balance" shall mean, at any time, the
           ------------
     outstanding principal balance of the Note at such time.

          "Loan Documents" shall mean this Agreement, the
           --------------
     Note, the Letter of Credit Applications, the Letters of Credit, the Security Instruments, and all other documents and instruments now or hereafter delivered pursuant to the terms of or in connection with this Agreement, the Note, the Letter of Credit Applications, the Letters of Credit, or the Security Instruments, and all renewals and extensions of, amendments and supplements to, and restatements of, any or all of the foregoing from time to time in effect.

          "Material Adverse Effect" shall mean (a) any
           -----------------------
     material adverse effect on the business, operations, properties, condition (financial or otherwise), or prospects of either Borrower, (b) any adverse effect upon the business operations, properties, condition
     (financial or otherwise), or prospects of either
     Borrower which increases the risk that any of the Obligations will not be repaid as and when due, or (c) any adverse effect upon the Collateral.

          "Mortgaged Properties" shall mean all Oil and Gas
           --------------------
     Properties of Borrowers subject to a perfected first-priority Lien in favor of the Lender, subject only to Permitted Liens, as security for the Obligations.

          "Multiemployer Plan" shall mean a Plan which is a
           ------------------
     multiemployer plan as defined in Section 4001(a)(3) of ERISA.

          "Note" shall mean the promissory note of the
           ----
     Borrowers, in the form attached hereto as Exhibit I, together with all renewals, extensions for any period, increases, and rearrangements thereof.

          "Obligations" shall mean, without duplication, (a)
           -----------
     all Indebtedness evidenced by the Note, (b) the Reimbursement Obligations, (c) the undrawn, unexpired amount of all outstanding Letters of Credit, (d) the obligation of the Borrowers for the payment of Commitment Fees, Facility Fees, Letter of Credit Fees, Engineering Fees, and (e) all other obligations and liabilities of the Borrowers to the Lender, now existing or hereafter incurred, under, arising out of or in connection with any Loan Document, and to the extent that any of the foregoing includes or refers to the payment of amounts deemed or constituting interest, only so much thereof as shall have accrued, been earned and which remains unpaid at each relevant time of determination.

          "Oil and Gas Properties" shall mean fee,
           ----------------------
     leasehold, or other interests in or under mineral estates or oil, gas, and other liquid or gaseous hydrocarbon leases with respect to Properties situated in the United States or offshore from any State of the United States, including, without limitation, overriding royalty and royalty interests, leasehold estate interests, net profits interests, production payment interests, and mineral fee interests, together with contracts executed in connection therewith and all tenements, hereditaments, appurtenances and Properties appertaining, belonging, affixed, or incidental thereto.

          "PBGC" shall mean the Pension Benefit Guaranty
           ----
     Corporation established pursuant to Subtitle A of Title
     IV of ERISA or any entity succeeding to any or all of its functions under ERISA.

          "Permitted Liens" shall mean (a) Liens for taxes,
           ---------------
     assessments, or other governmental charges or levies not yet due or which (if foreclosure, distraint, sale, or other similar proceedings shall not have been initiated) are being contested in good faith by appropriate proceedings, and such reserve as may be required by GAAP shall have been made therefor, (b) Liens in connection with workers' compensation, unemployment insurance or other social security (other than Liens created by Section 4068 of ERISA), old-age pension, or public liability obligations which are not yet due or which are being contested in good faith by appropriate proceedings, if such reserve as may be required by GAAP shall have been made therefor, (c) Liens in favor of vendors, carriers, warehousemen, repairmen, mechanics, workmen, materialmen, construction, or similar Liens arising by operation of law in the ordinary course of business in respect of obligations which are not yet due or which are being contested in good faith by appropriate proceedings, if such reserve as may be required by GAAP shall have been made therefor, (d) Liens in favor of operators and non-operators under joint operating agreements or similar contractual arrangements arising in the ordinary course of the business of either Borrower to secure amounts owing, which amounts are not yet due or are being contested in good faith by appropriate proceedings, if such reserve as may be required by GAAP shall have been made therefor, (e) Liens under production sales agreements, division orders, operating agreements, and other agreements customary in the oil and gas business for processing, producing, and selling hydrocarbons securing obligations not constituting Indebtedness and provided that such Liens do not secure obligations to deliver hydrocarbons at some future date without receiving full payment therefor within 90 days of delivery, (f) easements, rights of way, restrictions, and other similar encumbrances, and minor defects in the chain of title which are customarily accepted in the oil and gas financing industry, none of which interfere with the ordinary conduct of the business of either Borrower or materially detract from the value or use of the Property to which they apply, (g) Liens securing the purchase price of Property acquired by either Borrower in the ordinary course of business provided that such Liens cover only the acquired Property and the aggregate unpaid purchase price secured by such Liens shall not exceed $100,000, and
                                             -------
     (h) Liens in favor of the Lender and other Liens expressly permitted under the Security Instruments.

          "Person" shall mean an individual, corporation,
           ------
     partnership, trust, unincorporated organization, government, any agency or political subdivision of any government, or any other form of entity.

          "Plan" shall mean, at any time, any employee
           ----
     benefit plan which is covered by ERISA and in respect of which either Borrower or any Commonly Controlled
     Entity is (or, if such plan were terminated at such time, would under Section 4069 of ERISA be deemed to
     be) an "employer" as defined in Section 3(5) of ERISA.

          "Prime Rate" shall mean the rate announced by the
           ----------
     New York branch of Lender, from time to time, as its prime lending rate. For purposes of this Agreement, the Prime Rate is a reference rate and does not necessarily represent the lowest or best rate actually charged to any customer of Lender.

          "Principal Office" shall mean the principal office
           ----------------
     of the Lender in New York, New York, presently located at 200 Park Avenue, 31st Floor, New York, New York
     10166.

          "Prohibited Transaction" shall have the meaning
           ----------------------
     assigned to such term in Section 4975 of the Code.

          "Property" shall mean any interest in any kind of
           --------
      property or asset, whether real, personal or mixed, tangible or intangible.

          "Regulation D" shall mean Regulation D of the
           ------------
     Board of Governors of the Federal Reserve System, as the same may be amended or supplemented from time to time.

          "Regulatory Change" shall mean the passage,
           -----------------
     adoption or institution of, or change in, any federal, state, or foreign Requirement of Law (including, without limitation, Regulation D), or any interpretation, directive, or request (whether or not having the force of law) of any Governmental Authority or monetary authority charged with the interpretation or administration thereof, occurring after the Closing
     Date and applying to a class of banks including the Lender or its Applicable Lending Office.

          "Reimbursement Obligation" shall mean the
           ------------------------
     obligation of the Borrowers to provide to the Lender or reimburse the Lender for any amounts payable, paid, or incurred by the Lender with respect to Letters of Credit.

          "Release of Hazardous Substances" shall mean any
           -------------------------------
     emission, spill, release, disposal, or discharge, except in accordance with a valid permit, license, certificate, or approval of the relevant Governmental Authority, of any Hazardous Substance into or upon (a) the air, (b) soils or any improvements located thereon,
     (c) surface water or groundwater, or (d) the sewer or septic system, or the waste treatment, storage, or disposal system servicing any Property of either Borrower.

          "Reorganization" shall mean, with respect to any
           --------------
     Multiemployer Plan, that such Plan is in reorganization within the meaning of such term in Section 4241 of ERISA.

          "Reportable Event" shall mean any of the events
           ----------------
     set forth in Section 4043(b) of ERISA, other than those events as to which the thirty-day notice period is waived under subsections .13, .14, .16, .18, .19 or .20 of PBGC Reg. Section 2615.

          "Requirement of Law" shall mean, as to any Person,
           ------------------
     the certificate or articles of incorporation and by-laws or other organizational or governing documents of such Person, and any applicable law, treaty, ordinance, order, judgment, rule, decree, regulation, or determination of an arbitrator, court, or other Governmental Authority, including, without limitation, rules, regulations, orders, and requirements for permits, licenses, registrations, approvals, or authorizations, in each case as such now exist or may be hereafter amended and are applicable to or binding upon such Person or any of its Property or to which such Person or any of its Property is subject.

          "Reserve Report" shall mean each report delivered
           --------------
     to the Lender pursuant to Section 5.4.

          "Responsible Officer" shall mean, as to any
           -------------------
     Person, its President, Chief Executive Officer, or any
     Vice President.

          "Security Instruments" shall mean the Existing
           --------------------
     Security Instruments and the security instruments executed and delivered in satisfaction of the condition set forth in Section 3.1(g), and all other documents and instruments at any time executed as security for all or any portion of the Obligations, as such instruments may be amended, restated, or supplemented from time to time.

          "Settle Oil and Gas Company Note" shall mean the
           -------------------------------
     22% Convertible Note dated November 28, 1994, in the original principal amount of $5,000,000.00 with Settle
     Oil and Gas Company as maker and American Resources of Delaware, Inc. as payee.

          "Single Employer Plan" shall mean any Plan which
           --------------------
     is covered by Title IV of ERISA, but which is not a Multiemployer Plan.

          "Subsidiary" shall mean, as to any Person, a
           ----------
     corporation of which shares of stock having ordinary voting power (other than stock having such power only by reason of the happening of a contingency) to elect a majority of the board of directors or other managers of such corporation are at the time owned, or the management of which is otherwise controlled, directly or indirectly through one or more intermediaries, or both, by such Person.

          "Superfund Site" shall mean those sites listed on
           --------------
     the Environmental Protection Agency National Priority List and eligible for remedial action or any comparable state registries or list in any state of the United States.

          "Tangible Net Worth" shall mean (a) total assets,
           ------------------
     as would be reflected on a balance sheet of the Borrowers prepared on a consolidated basis and in accordance with GAAP, exclusive of Intellectual
     Property, experimental or organization expenses, franchises, licenses, permits, and other intangible assets, treasury stock, unamortized underwriters' debt discount and expenses, and goodwill minus (b) total liabilities, as would be reflected on a balance sheet of the Borrowers prepared on a consolidated basis and in accordance with GAAP.

          "Transferee" shall mean any Person to which the
           ----------
     Lender has sold, assigned, transferred, or granted a participation in any of the Obligations, as authorized pursuant to Section 8.1, and any Person acquiring, by purchase, assignment, transfer, or participation, from any such purchaser, assignee, transferee, or participant, any part of such Obligations.

          "UCC" shall mean the Uniform Commercial Code as
           ---
     from time to time in effect in the State of Texas.

         1.3   Undefined Financial Accounting Terms.  Undefined
               ------------------------------------
financial accounting terms used in this Agreement shall be defined according to GAAP at the time in effect.

         1.4   References.  References in this Agreement to
               ----------
Exhibit, Article, or Section numbers shall be to Exhibits, Articles, or Sections of this Agreement, unless expressly stated to the contrary. References in this Agreement to "hereby," "herein," "hereinafter," "hereinabove," "hereinbelow," "hereof," "hereunder" and words of similar import shall be to this Agreement in its entirety and not only to the particular Exhibit, Article, or Section in which such reference appears.

         1.5   Articles and Sections.  This Agreement, for
               ---------------------
convenience only, has been divided into Articles and Sections; and it is understood that the rights and other legal relations of the parties hereto shall be determined from this instrument as an entirety and without regard to the aforesaid division into Articles and Sections and without regard to headings prefixed to such Articles or Sections.

         1.6   Number and Gender.  Whenever the context requires,
               -----------------
reference herein made to the single number shall be understood to include the plural; and likewise, the plural shall be understood to include the singular. Definitions of terms defined in the singular or plural shall be equally applicable to the plural or singular, as the case may be, unless otherwise indicated. Words denoting sex shall be construed to include the masculine, feminine and neuter, when such construction is appropriate; and specific enumeration shall not exclude the general but shall be construed as cumulative.

         1.7   Incorporation of Exhibits.  The Exhibits attached
               -------------------------
to this Agreement are incorporated herein and shall be considered a part of this Agreement for all purposes.


                           ARTICLE II
                           ----------

                        TERMS OF FACILITY
                        -----------------

         2.1   Revolving Line of Credit.  (a) Upon the terms and
               ------------------------
conditions (including, without limitation, the right of the Lender to decline to make any Loan so long as any Default or Event of Default exists) and relying on the representations and warranties contained in this Agreement, the Lender agrees, during the Commitment Period, to make Loans, in immediately available funds at the Applicable Lending Office or the Principal Office, to or for the benefit of the Borrowers, from time to time on any Business Day designated by the Borrowers following receipt by the Lender of a Borrowing Request; provided, however, no Loan shall exceed the then existing Available Commitment.

               (b)  Subject to the terms of this Agreement,
during the Commitment Period, the Borrowers may borrow, repay, and reborrow. Except for prepayments made pursuant to Section 2.10, each borrowing, conversion, and prepayment of principal of Loans shall be in an amount at least equal to $100,000.00. Each borrowing, prepayment, or conversion of or into a Loan of a different type or, in the case of a Fixed Rate Loan, having a different Interest Period, shall be deemed a separate borrowing, conversion, and prepayment for purposes of the foregoing, one for each type of Loan or Interest Period. Anything in this Agreement to the contrary notwithstanding, the aggregate principal amount of LIBO Rate Loans having the same Interest Period shall be at least equal to $100,000; and if any LIBO Rate Loan would otherwise be in a lesser principal amount for any period, such Loan shall be a Floating Rate Loan during such period.

               (c) The Loans shall be made and maintained at the Applicable Lending Office or the Principal Office and shall be evidenced by the Note.

         2.2   Letter of Credit Facility.  (a) Upon the terms and
               -------------------------
conditions (including, without limitation, the right of the Lender to decline to issue any Letter of Credit so long as any Default or Event of Default exists) and relying on the representations and warranties contained in this Agreement, the Lender agrees, during the Commitment Period, to issue Letters of Credit following the receipt, not less than two Business Days prior to the requested date for issuance of the relevant Letter of Credit, of a Letter of Credit Application executed by the Borrowers; provided, however, (a) no Letter of Credit shall have an expiration date which is subsequent to the Commitment Termination Date, and (b) the Lender shall not be obligated to issue any Letter of Credit if (i) the face amount thereof would exceed the Available Commitment, or (ii) after giving effect to the issuance thereof, (A) the L/C Exposure, when added to the Loan Balance then outstanding, would exceed the lesser of the Commitment Amount or the Borrowing Base then in effect, or (B) the L/C Exposure would exceed $1,000,000.00.

               (b)  Should the Lender be called upon by the
beneficiary of any Letter of Credit to honor all or any portion of the commitment thereunder, whether upon the presentation of drafts or otherwise, such payment by the Lender on account of such Letter of Credit shall be treated, for all purposes, as an advance against the Note.

         2.3   Extension of Commitment Termination Date.  The
               ----------------------------------------
Lender agrees, upon written request of the Borrowers received not less than 30 days nor more than 90 days prior to the Commitment Termination Date, to review the financial condition of the Borrowers and the value of the Mortgaged Properties. At such time, the Lender may, at its sole discretion, but shall not be obligated to, extend the Commitment Termination Date for a period selected by the Lender. The Lender shall furnish the Borrowers with written confirmation as to its decision with respect to any requested extension of the Commitment Termination Date, which written confirmation shall be delivered to the Borrowers not less than five days prior to the then existing Commitment Termination Date. Should the Lender extend the Commitment Termination Date, the newly established date shall become the Commitment Termination Date for all purposes of this Agreement. Should the Lender, in the exercise of its discretion, elect not to extend the Commitment Termination Date or fail to advise the Borrowers of any extension within the time provided above in this Section, the Commitment Termination Date shall remain unchanged.

         2.4   Use of Loan Proceeds and Letters of Credit.  (a)
               ------------------------------------------
Proceeds of all Loans shall be used solely for the development of Borrowers' gas properties and for general corporate purposes of the Borrowers.

               (b) Letters of Credit shall be used solely for the development of Borrowers' gas properties and the general corporate purposes of the Borrowers.

         2.5   Interest.  Subject to the terms of this Agreement
               --------
(including, without limitation, Section 2.18), interest on the Loans shall accrue and be payable at a rate per annum equal to the Floating Rate for each Floating Rate Loan and the Adjusted LIBO Rate for each LIBO Rate Loan. Interest on all Floating Rate Loans shall be computed on the basis of a year of 360 days, and actual days elapsed (including the first day but excluding the last day) during the period for which payable. Interest on all Fixed Rate Loans shall be computed on the basis of a year of 360 days, and actual days elapsed (including the first day but excluding the last day) during the period for which payable. Notwithstanding the foregoing, interest on past-due principal and, to the extent permitted by applicable law, past-due interest, shall accrue at the Default Rate, computed on the basis of a year of 365 or 366 days, as the case may be, and actual days elapsed (including the first day but excluding the last day) during the period for which payable, and shall be payable upon demand by the Lender at any time as to all or any portion of such interest. Interest provided for herein shall be calculated on unpaid sums actually advanced and outstanding pursuant to the terms of this Agreement and only for the period from the date or dates of such advances until repayment.

         2.6   Repayment of Loans and Interest.  Accrued and
               -------------------------------
unpaid interest on each outstanding Floating Rate Loan shall be due and payable monthly commencing on the first day of November, 1997, and continuing on the first day of each calendar month thereafter while any Floating Rate Loan remains outstanding, the payment in each instance to be the amount of interest which has accrued and remains unpaid in respect of the relevant Loan. Accrued and unpaid interest on each outstanding Fixed Rate Loan shall be due and payable on the last day of the Interest Period for such Fixed Rate Loan and, in the case of any Interest Period in excess of three months, on the day of the third calendar month following the commencement of such Interest Period corresponding to the day of the calendar month on which such Interest Period commenced, the payment in each instance to be the amount of interest which has accrued and remains unpaid in respect of the relevant Loan. The Loan Balance, together with all accrued and unpaid interest thereon, shall be due and payable at Final Maturity. At the time of making each payment hereunder or under the Note, the Borrower shall specify to the Lender the Loans or other amounts payable by the Borrower hereunder to which such payment is to be applied. In the event the Borrower fails to so specify, or if an Event of Default has occurred and is continuing, the Lender may apply such payment as it may elect in its sole discretion.

         2.7   Outstanding Amounts.  The Lender is irrevocably
               -------------------
authorized by the Borrowers to attach to and make a part of the Note a ledger reflecting amounts advanced to or paid by the

Borrowers and to attach to and make a part of the Note a continuation of any such schedule of advances and payments, as and when required. All Loans and all payments and prepayments made on account of the principal thereof and all conversions of Loans shall be reflected by an appropriate notation on such ledger or any continuation thereof attached to the Note; provided, however, the failure of the Lender to do so shall not relieve the Borrowers of its liability hereunder or under the Note or subject the Borrowers to additional liability hereunder or under the Note. The outstanding principal balance of the Note reflected by the notations by the Lender on its records or ledger sheets affixed to the Note shall be deemed rebuttably presumptive evidence of the principal amount owing on the Note. The liability for payment of principal and interest evidenced by the Note shall be limited to principal amounts actually advanced and outstanding pursuant to this Agreement and interest on such amounts calculated in accordance with this Agreement.

         2.8   Time, Place, and Method of Payments.  All payments
               -----------------------------------
required pursuant to this Agreement or the Note shall be made in lawful money of the United States of America and in immediately available funds, shall be deemed received by the Lender on the next Business Day following receipt if such receipt is after 2:00 p.m., Central Standard or Daylight Savings Time, as the case may be, on any Business Day, and shall be made at the Principal Office. Except as provided to the contrary herein, if the due date of any payment hereunder or under the Note would otherwise fall on a day which is not a Business Day, such date shall be extended to the next succeeding Business Day, and interest shall be payable for any principal so extended for the period of such extension.

         2.9   Borrowing Base Determinations.  (a) The Borrowing
               -----------------------------
Base as of November 1, 1997, is acknowledged by the Borrowers and the Lender to be $60,000,000.00. Commencing on December 1, 1997, and continuing thereafter on the first day of each calendar month through the Commitment Termination Date, the amount of the Borrowing Base shall be reduced by $700,000. In addition to such reductions, the Borrower shall further reduce the Borrowing Base by $14,000,000 on May 1, 1998.

               (b) The Borrowing Base shall be redetermined semi-annually, on each October 1 and April 1 prior to the Commitment Termination Date, on the basis of information supplied by the Borrowers in compliance with the provisions of this Agreement, including, without limitation, Reserve Reports, and all other information available to the Lender. In addition, the Lender shall, in the normal course of business following a request of the Borrowers, redetermine the Borrowing Base; provided, however, the Lender shall not be obligated to respond to more than three such requests during any calendar year, and in no event shall the Lender be required to redetermine the Borrowing Base more than once in any three-month period, including, without limitation, each scheduled semi-annual redetermination provided for above. Notwithstanding the foregoing, the Lender may at its discretion redetermine the Borrowing Base at any time and from time to time.

               (c) Upon each determination of the Borrowing Base by the Lender, the Lender shall notify the Borrowers verbally
(confirming such notice promptly in writing) of such determination, and the Borrowing Base so communicated to the

Borrowers shall become effective upon such verbal notification and shall remain in effect until the next subsequent determination of the Borrowing Base.

               (d)  The Borrowing Base shall represent the
determination by the Lender, in accordance with the applicable definitions and provisions herein contained and its customary lending practices for loans of this nature, of the value, for loan purposes, of the Mortgaged Properties, subject, in the case of any increase in the Borrowing Base, to the credit approval process of the Lender. Furthermore, the Borrowers acknowledges that the determination of the Borrowing Base contains an equity cushion (market value in excess of loan value), which is acknowledged by the Borrowers to be essential for the adequate protection of the Lender.

         2.10  Mandatory Prepayments.  (a) If at any time the sum
               ---------------------
of the Loan Balance and the L/C Exposure exceeds the lesser of the Commitment Amount or the Borrowing Base then in effect, the Borrowers shall, within 30 days of notice from the Lender of such occurrence, (i) prepay, or make arrangements acceptable to the Lender for the prepayment of, the amount of such excess for application on the Loan Balance, (ii) provide additional collateral, of character and value satisfactory to the Lender in its sole discretion, to secure the Obligations by the execution and delivery to the Lender of security instruments in form and substance satisfactory to the Lender, or (iii) effect any combination of the alternatives described in clauses (i) and (ii) of this Section and acceptable to the Lender in its sole discretion. In the event that a mandatory prepayment is required under this Section and the Loan Balance is less than the amount required to be prepaid, the Borrowers shall repay the entire Loan Balance and, in accordance with the provisions of the relevant Letter of Credit Applications executed by the Borrowers or otherwise to the satisfaction of the Lender, deposit with the Lender, as additional collateral securing the Obligations, an amount of cash, in immediately available funds, equal to the L/C Exposure minus the lesser of the Commitment Amount or the Borrowing Base. The cash deposited with the Lender in satisfaction of the requirement provided in this Section may be invested, at the sole discretion of the Lender and then only at the express direction of the Borrowers as to investment vehicle and maturity (which shall be no later than the latest expiry date of any then outstanding Letter of Credit), for the account of the Borrowers in cash or cash equivalent investments offered by or through the Lender.

     (b) The Borrowers shall also make prepayments equal to 50% of any amount of principal received as payment on the Settle Oil and Gas Company Note within three days from receipt of such payment.

         2.11  Voluntary Prepayments and Conversions of Loans.
               ----------------------------------------------
Subject to applicable provisions of this Agreement, the Borrowers shall have the right at any time or from time to time to prepay Loans; provided, however, that (a) the Borrowers shall pay all accrued and unpaid interest on the amounts prepaid or converted, and (b) no such prepayment or conversion shall serve to postpone the repayment when due of any Obligation.

         2.12  Commitment Fee.  In addition to interest on the
               --------------
Note as provided herein and the Engineering Fees, Facility Fees, and Letter of Credit Fees payable hereunder and to compensate the Lender for maintaining funds available, the Borrowers shall pay to the Lender, in immediately available funds, on the first day of January, 1996, and on the first day of each third calendar month thereafter during the Commitment Period, a fee in the amount of one-half percent (1/2%) per annum, calculated on the basis of a year of 360 days and actual days elapsed (including the first day but excluding the last day), on the average daily amount of the Available Commitment during the preceding three month period.

         2.13  Engineering Fee.  In addition to interest on the
               ---------------
Note as provided herein and the Commitment Fees, Facility Fees, and Letter of Credit Fees payable hereunder and to compensate the Lender for the costs of evaluating the Mortgaged Properties and reviewing the Reserve Reports, the Borrowers shall pay to the Lender, in immediately available funds, on the Closing Date, an engineering fee in the amount of $5,000.00.

         2.14  Facility Fee.  In addition to interest on the Note
               ------------
as provided herein and Commitment Fees, Engineering Fees, and Letter of Credit Fees payable hereunder and to compensate the Lender for the costs of the extension of credit hereunder, the Borrowers shall pay to the Lender a facility fee in the amount of one percent (1%) of any future increase in the Borrowing Base.

         2.15  Letter of Credit Fee.  In addition to interest on
               --------------------
the Note as provided herein and Commitment Fees and Facility Fees payable hereunder, the Borrowers agrees to pay to the Lender, on the date of issuance of each Letter of Credit, a fee equal to one percent (1.0%) per annum, calculated on the basis of a year of 360 days and actual days elapsed (including the first day but excluding the last day), on the face amount of such Letter of Credit during the period for which such Letter of Credit is issued with a minimum fee of $400.00; provided, however, in the event such Letter of Credit is canceled prior to its original expiry date or a payment is made by the Lender with respect to such Letter of Credit, the Lender shall, within 30 days after such cancellation or the making of such payment, rebate to the Borrowers the unearned portion of such fee. The Borrowers also agree to pay to the Lender on demand its customary letter of credit transactional fees, including, without limitation, amendment fees, payable with respect to each Letter of Credit.

         2.16  Loans to Satisfy Obligations of Borrowers.  The
               -----------------------------------------
Lender may, but shall not be obligated to, make Loans for the benefit of the Borrowers and apply proceeds thereof to the satisfaction of any condition, warranty, representation, or covenant of either Borrower contained in this Agreement or any other Loan Document. Any such Loan shall be evidenced by the Note.

         2.17  Security Interest in Accounts; Right of Offset.
               ----------------------------------------------
As security for the payment and performance of the Obligations, the Borrowers hereby each transfer, assign, and pledge to the Lender and grants to the Lender a security interest in all funds of such Borrower now or hereafter or from time to time on deposit with the Lender, with such interest of the Lender to be retransferred, reassigned, and/or released by the Lender, as the case may be, at the expense of such Borrower upon payment in full and complete performance by such Borrower of all Obligations.
All remedies as secured party or assignee of such funds shall be exercisable by the Lender upon the occurrence of any Event of Default, regardless of whether the exercise of any such remedy would result in any penalty or loss of interest or profit with respect to any withdrawal of funds deposited in a time deposit account prior to the maturity thereof. Furthermore, each Borrower hereby grants to the Lender the right, exercisable at such time as any Obligation shall mature, whether by acceleration of maturity or otherwise, of offset or banker's lien against all funds of such Borrower now or hereafter or from time to time on deposit with the Lender, regardless of whether the exercise of any such remedy would result in any penalty or loss of interest or profit with respect to any withdrawal of funds deposited in a time deposit account prior to the maturity thereof.

         2.18  General Provisions Relating to Interest.  (a) It
               ---------------------------------------
is the intention of the parties hereto to comply strictly with the usury laws of the State of New York and the United States of America or any other applicable law. In this connection, there shall never be collected, charged, or received on the sums advanced hereunder interest in excess of that which would accrue at the Highest Lawful Rate.

               (b) Notwithstanding anything herein or in the Note to the contrary, during any Limitation Period, the interest rate to be charged on amounts evidenced by the Note shall be the Highest Lawful Rate, and the obligation, if any, of the Borrowers for the payment of fees or other charges deemed to be interest under applicable law shall be suspended. During any period or periods of time following a Limitation Period, to the extent permitted by applicable laws of the State of New York or the United States of America or any other applicable law, the interest rate to be charged hereunder shall remain at the Highest Lawful Rate until such time as there has been paid to the Lender
(i) the amount of interest in excess of that accruing at the Highest Lawful Rate that the Lender would have received during the Limitation Period had the interest rate remained at the otherwise applicable rate, and (ii) all interest and fees otherwise payable to the Lender but for the effect of such Limitation Period.

               (c) If, under any circumstances, the aggregate amounts paid on the Note or under this Agreement or any other Loan Document include amounts which by law are deemed interest and which would exceed the amount permitted if the Highest Lawful Rate were in effect, the Borrowers stipulate that such payment and collection will have been and will be deemed to have been, to the extent permitted by applicable laws of the State of New York or the United States of America or any other applicable law, the result of mathematical error on the part of the Borrowers and the Lender; and the Lender shall promptly refund the amount of such excess (to the extent only of such interest payments in excess of that which would have accrued and been payable on the basis of the Highest Lawful Rate) upon discovery of such error by the
Lender or notice thereof from the Borrowers.   In the event that
the maturity of any Obligation is accelerated, by reason of an election by the Lender or otherwise, or in the event of any required or permitted prepayment, then the consideration constituting interest under applicable laws may never exceed the Highest Lawful Rate; and excess amounts paid which by law are deemed interest, if any, shall be credited by the Lender on the principal amount of the Obligations, or if the principal amount of the Obligations shall have been paid in full, refunded to the Borrowers.

               (d) All sums paid, or agreed to be paid, to the Lender for the use, forbearance and detention of the proceeds of any advance hereunder shall, to the extent permitted by applicable law, be amortized, prorated, allocated, and spread throughout the full term hereof until paid in full so that the actual rate of interest is uniform but does not exceed the Highest Lawful Rate throughout the full term hereof.

         2.19  Yield Protection.  (a) Without limiting the effect
               ----------------
of the other provisions of this Section (but without duplication), the Borrowers shall pay to the Lender from time to time such amounts as the Lender may determine are necessary to compensate it for any Additional Costs incurred by the Lender.

          (b) Without limiting the effect of the other provisions of this Section (but without duplication), the Borrowers shall pay to the Lender from time to time on request such amounts as the Lender may determine are necessary to compensate the Lender for any costs attributable to the maintenance by the Lender (or any Applicable Lending Office), pursuant to any Regulatory Change, of capital in respect of the Commitment, such compensation to include, without limitation, an amount equal to any reduction of the rate of return on assets or equity of the Lender (or any Applicable Lending Office) to a level below that which the Lender (or any Applicable Lending Office) could have achieved but for such Regulatory Change.

          (c) Without limiting the effect of the other provisions of this Section (but without duplication), in the event that any Requirement of Law or Regulatory Change or the compliance by the Lender therewith shall
     (i) impose, modify, or hold applicable any reserve, special deposit, or similar requirement against any Letter of Credit or obligation to issue Letters of Credit, or (ii) impose upon the Lender any other condition regarding any Letter of Credit or obligation to issue Letters of Credit, and the result of any such event shall be to increase the cost to the Lender of issuing or maintaining any Letter of Credit or obligation to issue Letters of Credit or any liability with respect to payments by the Lender under Letters of Credit, or to reduce any amount receivable in connection therewith, then upon demand by the Lender, the Borrowers shall pay to the Lender, from time to time as specified by the Lender, additional amounts which shall be sufficient to compensate the Lender for such increased cost or reduced amount receivable.

          (d) Without limiting the effect of the other provisions of this Section (but without duplication), the Borrower shall pay to the Lender such amounts as shall be sufficient in the reasonable opinion of the Lender to compensate it for any loss, cost, or expense incurred by and as a result of:

              (i)   any payment, prepayment, or
          conversion by the Borrower of a Fixed Rate
          Loan on a date other than the last day of an Interest Period for such Loan; or

             (ii)   any failure by the Borrower to
          borrow a Fixed Rate Loan from the Lender on the date for such borrowing specified in the relevant Borrowing Request;

     such compensation to include, without limitation, with respect to any LIBO Rate Loan, an amount equal to the excess, if any, of (A) the amount of interest which would have accrued on the principal amount so paid, prepaid, converted, or not borrowed for the period from the date of such payment, prepayment, conversion, or failure to borrow to the last day of the then current Interest Period for such Loan (or, in the case of a failure to borrow, the Interest Period for such Loan which would have commenced on the date of such failure to borrow) at the applicable rate of interest for such Loan provided for herein over (B) the interest component (as reasonably determined by the Lender) of the amount (as reasonably determined by the Lender) the Lender would have bid in the London interbank market for Dollar deposits of amounts comparable to such principal amount and maturities comparable to such period.

          (e) Determinations by the Lender for purposes of this Section of the effect of any Regulatory Change on capital maintained, its costs or rate of return, maintaining Loans, issuing Letters of Credit, its obligation to make Loans and issue Letters of Credit, or on amounts receivable by it in respect of Loans, Letters of Credit, or such obligations, and the additional amounts required to compensate the Lender under this Section shall be conclusive, absent manifest error, provided that such determinations are made on a reasonable basis. The Lender shall furnish the Borrowers with a certificate setting forth in reasonable detail the basis and amount of increased costs incurred or reduced amounts receivable as a result of any such event, and the statements set forth therein shall be conclusive, absent manifest error.
     The Lender shall (i) notify the Borrowers, as promptly as practicable after the Lender obtains knowledge of any Additional Costs or other sums payable pursuant to this Section and determines to request compensation therefor, of any event occurring after the Closing Date which will entitle the Lender to compensation pursuant to this Section; provided that the Borrowers shall not be obligated for the payment of any Additional Costs or other sums payable pursuant to this Section to the extent such Additional Costs or other sums accrued more than 90 days prior to the date upon which the Borrowers was given such notice; and (ii) designate a different Applicable Lending Office for the Loans of the Lender affected by such event if such designation will avoid the need for or reduce the amount of such compensation and will not, in the sole opinion of the Lender, be disadvantageous to the Lender. Any compensation requested by the Lender pursuant to this Section shall be due and payable to the Lender within five days of delivery of any such notice by the Lender to the Borrowers.

         2.20  Letters in Lieu of Transfer Orders.  The Lender
               ----------------------------------
agrees that none of the letters in lieu of transfer or division orders provided by Borrowers pursuant to Section 3.1(g)(iii) or
Section 5.7 will be sent to the addressees thereof prior to the occurrence of an Event of Default, at which time the Lender may, at its option and in addition to the exercise of any of its other rights and remedies, send any or all of such letters.

         2.21  Power of Attorney.  Each Borrower hereby
               -----------------
designates the Lender as its agent and attorney-in-fact, to act in its name, place, and stead for the purpose of completing and, upon the occurrence of an Event of Default, delivering any and all of the letters in lieu of transfer orders delivered by Borrowers to the Lender pursuant to Section 3.1(g)(iii) or
Section 5.7, including, without limitation, completing any blanks contained in such letters and attaching exhibits thereto describing the relevant Collateral. Each Borrower hereby ratifies and confirms all that the Lender shall lawfully do or cause to be done by virtue of this power of attorney and the rights granted with respect to such power of attorney. This power of attorney is coupled with the interests of the Lender in the Collateral, shall commence and be in full force and effect as of the Closing Date and shall remain in full force and effect and shall be irrevocable so long as any Obligation remains outstanding or unpaid or any Commitment exists. The powers conferred on the Lender by this appointment are solely to protect the interests of the Lender under the Loan Documents and shall not impose any duty upon the Lender to exercise any such powers. The Lender shall be accountable only for amounts that it actually receives as a result of the exercise of such powers and shall not be responsible to the Borrowers or any other Person for any act or failure to act with respect to such powers, except for gross negligence or willful misconduct.

         2.22  Taxes.  (a) Any and all payments by the Borrower
               -----
shall be made free and clear of and without deduction for any and all present or future taxes, levies, imposts, deductions, charges or withholdings, and all liabilities with respect thereto, excluding taxes imposed on Lender's income, and franchise taxes imposed on it, by the jurisdiction under the laws of which Lender is organized or any political subdivision of the jurisdiction (all such non-excluded taxes, levies, imposts, deductions, charges, withholdings and liabilities being hereinafter referred to as "Taxes") and, by the jurisdiction of Lender's Applicable Lending Office or any political subdivision of such jurisdiction. If the Borrower shall be required by law to deduct any Taxes from or in respect of any sum payable to the Lender, (i) the sum payable shall be increased as may be necessary so that, after making all required deductions (including deductions applicable to additional sum payable under this Section 2.22), Lender receives an amount equal to the sum it would have received had no such deductions been made; provided, however, that if the
                           --------
Borrower's obligation to deduct or withhold Taxes is caused solely by Lender's failure to provide the forms described in paragraph (d) of this Section 2.22 and Lender could have provided such forms, no such increase shall be required; (ii) the Borrower shall make such deductions; and (iii) the Borrower shall pay the full amount deducted to the relevant taxation authority or other authority in accordance with applicable law and provide to Lender a receipt or a copy of a payment voucher from such relevant taxation authority or other authority evidencing such payment.

     (b)  Other Taxes. In addition, the Borrower agrees to pay
          -----------
any present or future stamp or documentary taxes or any other excise or property taxes, charges or similar levies which arise from any payment made or from the execution, delivery or registration of, or otherwise with respect to, this Agreement, the Notes, or the other Loan Documents (hereinafter referred to as "Other Taxes").

     (c)  Indemnification.  THE BORROWER INDEMNIFIES LENDER FOR
          ---------------
THE FULL AMOUNT OF TAXES OR OTHER TAXES (INCLUDING, WITHOUT
LIMITATION, ANY TAXES (AS DEFINED IN SECTION 2.22(a) ABOVE) OR

OTHER TAXES (AS DEFINED IN SECTION 2.22(a) ABOVE) IMPOSED BY ANY JURISDICTION ON AMOUNTS PAYABLE UNDER THIS SECTION 2.22 PAID BY LENDER AND ANY LIABILITY (INCLUDING INTEREST, PENALTIES AND EXPENSES (OTHER THAN INTEREST, PENALTIES AND EXPENSES ARISING SOLELY FROM THE FAILURE OF THE LENDER TO PROVIDE THE FORMS DESCRIBED IN PARAGRAPH (d) OF THIS SECTION 2.22) ARISING THEREFROM OR WITH RESPECT THERETO, WHETHER OR NOT SUCH TAXES (AS DEFINED IN SECTION 2.22(a) ABOVE) WHERE CORRECTLY OR LEGALLY ASSERTED, EACH PAYMENT REQUIRED TO BE MADE BY THE BORROWER IN RESPECT OF THIS INDEMNIFICATION SHALL BE MADE TO THE LENDER WITHIN 30 DAYS FROM THE DATE THE BORROWER RECEIVES WRITTEN DEMAND THEREFOR FROM THE LENDER. IF LENDER RECEIVES A REFUND OR TAX CREDIT IN RESPECT OF ANY TAXES (AS DEFINED IN SECTION 2.22(a) ABOVE) PAID BY THE BORROWER UNDER THIS PARAGRAPH (C), LENDER SHALL PROMPTLY PAY TO THE BORROWER THE BORROWER'S SHARE OF SUCH REFUND OR TAX CREDIT.

     (d)  Foreign Bank Withholding Exemption.  Lender agrees that
          ----------------------------------
it will deliver to the Borrower (i) two duly completed copies of United States Internal Revenue Service Form 1001 or 4224 or successor applicable form, as the case may be, certifying in each case that Lender is entitled to receive payments under this Agreement and the Notes payable to it, without deduction or withholding of any United States federal income taxes, (ii) if applicable, an Internal Revenue Service Form W-8 or W-9 or successor applicable form, as the case may be, to establish an exemption from United States back up withholding tax, and (iii) any other governmental forms which are necessary or required under the applicable tax treaty or otherwise by law to reduce or eliminate any withholding tax, which have been reasonably requested by the Borrower. When Lender delivers to the Borrower a Form 1001 or 4224 and Form W-8 or W-9 pursuant to the next preceding sentence further undertakes to deliver to the Borrower two further copies of the said letter and Form 1001 or 4224 and Form W-8 or W-9, or successor applicable forms, or other manner of certification, as the case may be, on or before the date that any such letter or form expires or becomes obsolete or after the occurrence of any event requiring a change in the most recent letter and form previously delivered by it to the Borrower and such extensions or renewals thereof as may reasonably be requested by the Borrower certifying in the case of a Form 1001 or 4224 that Lender is entitled to receive payments under this Agreement without deduction or withholding of any United States federal income taxes. If an event (including without limitation any change in treaty, law or regulation) has occurred prior to the date on which any delivery required by the preceding sentence would otherwise be required which renders all such forms inapplicable or which would prevent Lender from duly completing and delivering any such letter or form with respect to it and Lender advises the Borrower that it is not capable of receiving payments without any deduction or withholding of United States federal income tax, and in the case of a Form W-8 or W-9, establishing an exemption from United States backup withholding tax, Lender shall not be required to deliver such letter or forms. The Borrower shall withhold tax at the rate and in the manner required by the laws of the United States with respect to payments made to Lender if failing to timely provide the requisite Internal Revenue Service forms.

         2.23  Limitation on Types of Loans.  Anything herein to
               ----------------------------
the contrary notwithstanding, no more than three separate Loans shall be outstanding at any one time, with, for purposes of this Section, all Floating Rate Loans constituting one Loan, and all LIBO Rate Loans for the same Interest Period constituting one Loan. Anything herein to the contrary notwithstanding, if, on or prior to the determination of any interest rate for any LIBO Rate Loan for any Interest Period therefor:

          (a)  the Lender determines (which
          determination shall be conclusive) that
          quotations of interest rates for the deposits referred to in the definition of "LIBO Rate" in Section 1.2 are not being provided in the relevant amounts or for the relevant maturities for purposes of determining the rate of interest for such Loan as provided in this Agreement; or

          (b)  the Lender determines (which
          determination shall be conclusive) that the rates of interest referred to in the definition of "LIBO Rate" in Section 1.2 upon the basis of which the rate of interest for such Loan for such Interest Period is to be determined do not accurately reflect the cost to the Lender of making or maintaining such Loan for such Interest Period, then the Lender shall give the Borrower prompt notice thereof; and so long as such condition remains in effect, the Lender shall be under no obligation to make LIBO Rate Loans or to convert Loans of any other type into LIBO Rate Loans, and the Borrower shall, on the last day of the then current Interest Period for each outstanding LIBO Rate Loan, either prepay such LIBO Rate Loan or convert such Loan into another type of Loan in accordance with Section 2.11. Before giving such notice pursuant to this Section, the Lender will designate a different available Applicable Lending Office for LIBO Rate Loans or take such other action as the Borrower may request if such designation or action will avoid the need to suspend the obligation of the Lender to make LIBO Rate Loans hereunder and will not, in the opinion of the Lender, be disadvantageous to the Lender.

         2.24  Limitation on Interests Periods.  Each Interest
               -------------------------------
Period selected by the Borrower (a) which commences on the last Business Day of a calendar month (or, with respect to any LIBO Rate Loan, any day for which there is no numerically corresponding day in the appropriate subsequent calendar month) shall end on the last Business Day of the appropriate subsequent calendar month, (b) which would otherwise end on a day which is not a Business Day shall end on the next succeeding Business Day (or, if such next succeeding Business Day falls in the next succeeding calendar month, on the next preceding Business Day),
(c) which would otherwise commence before and end after Final Maturity shall end on Final Maturity, and (d) shall have a duration of not less than one month, as to any LIBO Rate Loan, and, if any Interest Period would otherwise be a shorter period, the relevant Loan shall be a Floating Rate Loan during such period.

                           ARTICLE III
                           -----------

                           CONDITIONS
                           ----------

          The obligations of the Lender to enter into this Agreement and to make Loans and issue Letters of Credit are subject to the satisfaction of the following conditions precedent:

         3.1   Receipt of Loan Documents and Other Items.  The
               -----------------------------------------
Lender shall have no obligation under this Agreement unless and until all matters incident to the consummation of the transactions contemplated herein, including, without limitation, the review by the Lender or its counsel of the title of Borrowers to their Oil and Gas Properties, shall be satisfactory to the Lender, and the Lender shall have received, reviewed, and approved the following documents and other items, appropriately executed when necessary and, where applicable, acknowledged by one or more authorized officers of the Borrowers, all in form and substance satisfactory to the Lender and dated, where applicable, of even date herewith or a date prior thereto and acceptable to the Lender:

          (a) multiple counterparts of this Agreement, as requested by the Lender;

          (b)  the Note; and

          (c)  such other agreements, documents,
     instruments, opinions, certificates, waivers, consents, and evidence as the Lender may reasonably request.

         3.2   Each Loan and Letter of Credit.  In addition to
               ------------------------------
the conditions precedent stated elsewhere herein, the Lender shall not be obligated to make any Loan or issue any Letter of Credit unless:

          (a) the Borrowers shall have delivered to the Lender a Borrowing Request at least the requisite time prior to the requested date for the relevant Loan, or a Letter of Credit Application at least two Business Days prior to the requested issuance date for the relevant Letter of Credit; and each statement or certification made in such Borrowing Request or Letter of Credit Application, as the case may be, shall be true and correct in all material respects on the requested date for such Loan or the issuance of such Letter of Credit;

          (b) no Event of Default or Default shall exist or will occur as a result of the making of the requested
     Loan or the issuance of the requested Letter of Credit;

          (c) if requested by the Lender, the Borrowers shall have delivered evidence satisfactory to the Lender substantiating any of the matters contained in this Agreement which are necessary to enable the Borrowers to qualify for such Loan or the issuance of such Letter of Credit;

          (d) the Lender shall have received, reviewed, and approved such additional documents and items as described in Section 3.1 as may be requested by the Lender with respect to such Loan or Letter of Credit;

          (e) no event shall have occurred which, in the reasonable opinion of the Lender, could have a Material
     Adverse Effect;

          (f) each of the representations and warranties contained in this Agreement shall be true and correct and shall be deemed to be repeated by each Borrower as if made on the requested date for such Loan or the issuance of such Letter of Credit;

          (g) all of the Security Instruments shall be in full force and effect and provide to the Lender the security intended thereby;

          (h) neither the consummation of the transactions contemplated hereby nor the making of such Loan or the issuance of such Letter of Credit shall contravene, violate, or conflict with any Requirement of Law;

          (i) each Borrower shall hold full legal title to the Collateral pledged by such entity and be the sole beneficial owner thereof;

          (j) the Lender shall have received reimbursement from the Borrowers, or special legal counsel for the Lender shall have received payment from the Borrowers, for (i) all reasonable fees and expenses of counsel to the Lender for which the Borrowers are responsible pursuant to applicable provisions of this Agreement and for which invoices have been presented as of or prior to the date of the relevant Loan or Letter of Credit Application, and (ii) estimated fees charged by filing officers and other public officials incurred or to be incurred in connection with the filing and recordation of any Security Instruments, for which invoices have been presented as of or prior to the date of the requested Loan or Letter of Credit Application; and

          (k) all matters incident to the consummation of the transactions hereby contemplated shall be satisfactory to the Lender.


                           ARTICLE IV
                           ----------

                 REPRESENTATIONS AND WARRANTIES
                 ------------------------------

          To induce the Lender to enter into this Agreement and to make the Loans and issue Letters of Credit, each Borrower represents and warrants to the Lender (which representations and warranties shall survive the delivery of the Note) that:

         4.1   Due Authorization.  The execution and delivery by
               -----------------
the Borrowers of this Agreement and the borrowings hereunder, the execution and delivery by the Borrowers of the Note, the repayment of the Note and interest and fees provided for in the Note and this Agreement, the execution and delivery of the Security Instruments by the Borrowers and the performance of all obligations of the Borrowers under the Loan Documents are within the power of each Borrower, have been duly authorized by all necessary corporate action by each Borrower, and do not and will not (a) require the consent of any Governmental Authority, (b) contravene or conflict with any Requirement of Law, (c) contravene or conflict with any indenture, instrument, or other agreement to which either Borrower is a party or by which any Property of either Borrower may be presently bound or encumbered, or (d) result in or require the creation or imposition of any Lien in, upon or of any Property of either Borrower under any such indenture, instrument, or other agreement, other than the Loan Documents.

         4.2   Corporate Existence.  Each Borrower is a
               -------------------
corporation duly organized, legally existing, and in good standing under the laws of its state of incorporation and is duly qualified as a foreign corporation and is in good standing in all jurisdictions wherein the ownership of Property or the operation of its business necessitates same, other than those jurisdictions wherein the failure to so qualify will not have a Material Adverse Effect.

         4.3   Valid and Binding Obligations.  All Loan Documents
               -----------------------------
to which either Borrower is a party, when duly executed and delivered by such Borrower, will be the legal, valid, and binding obligations of such Borrower, enforceable against such Borrower in accordance with their respective terms.

         4.4   Security Instruments.  The provisions of each
               --------------------
Security Instrument are effective to create in favor of the Lender, a legal, valid, and enforceable Lien in all right, title, and interest of the relevant Borrower in the Collateral described therein, which Liens, assuming the accomplishment of recording and filing in accordance with applicable laws prior to the intervention of rights of other Persons, shall constitute fully perfected first-priority Liens on all right, title, and interest of the Borrower in the Collateral described therein.

         4.5   Title to Assets.  Each Borrower has good and
               ---------------
indefeasible title to all of its Properties, free and clear of all Liens except Permitted Liens.

         4.6   Scope and Accuracy of Financial Statements.  The
               ------------------------------------------
Financial Statements of each Borrower as of December 31, 1996, present fairly the financial position and results of operations and cash flows of such Borrower in accordance with GAAP as at the relevant point in time or for the period indicated, as applicable. No event or circumstance has occurred since December 31, 1996, which could reasonably be expected to have a Material Adverse Effect.

         4.7   No Material Misstatements.  No information,
               -------------------------
exhibit, statement, or report furnished to the Lender by or at the direction of either Borrower in connection with this Agreement contains any material misstatement of fact or omits to state a material fact or any fact necessary to make the statements contained therein not misleading as of the date made or deemed made.

         4.8   Liabilities, Litigation, and Restrictions.  Other
               -----------------------------------------
than as listed under the heading "Liabilities" on Exhibit IV attached hereto, neither Borrower has liabilities, direct, or contingent, which may materially and adversely affect its business or operations or its ownership of the Collateral.
Except as set forth under the heading "Litigation" on Exhibit IV hereto, no litigation or other action of any nature affecting either Borrower is pending before any Governmental Authority or, to the best knowledge of the Borrowers, threatened against or affecting either Borrower which might reasonably be expected to result in any impairment of its ownership of any Collateral or have a Material Adverse Effect. No unusual or unduly burdensome restriction, restraint, or hazard exists by contract, Requirement of Law, or otherwise relative to the business or operations of either Borrower or the ownership and operation of the Collateral other than such as relate generally to Persons engaged in business activities similar to those conducted by the Borrowers.

         4.9   Authorizations; Consents.  Except as expressly
               ------------------------
contemplated by this Agreement, no authorization, consent, approval, exemption, franchise, permit, or license of, or filing with, any Governmental Authority or any other Person is required to authorize or is otherwise required in connection with the valid execution and delivery by either Borrower of the Loan Documents or any instrument contemplated hereby, the repayment by either Borrower of the Note and interest and fees provided in the Note and this Agreement, or the performance by either Borrower of the Obligations.

         4.10  Compliance with Laws.  Each Borrower and its
               --------------------
Property, including, without limitation, the Mortgaged Property, are in compliance with all applicable Requirements of Law, including, without limitation, Environmental Laws, the Natural Gas Policy Act of 1978, as amended, and ERISA, except to the extent non-compliance with any such Requirements of Law could not reasonably be expected to have a Material Adverse Effect.

         4.11  ERISA.  No Reportable Event has occurred with
               -----
respect to any Single Employer Plan, and each Single Employer Plan has complied with and been administered in all material respects in accordance with applicable provisions of ERISA and the Code. To the best knowledge of the Borrowers, (a) no Reportable Event has occurred with respect to any Multiemployer Plan, and (b) each Multiemployer Plan has complied with and been administered in all material respects with applicable provisions of ERISA and the Code. The present value of all benefits vested under each Single Employer Plan maintained by the Borrowers or any Commonly Controlled Entity (based on the assumptions used to fund such Plan) did not, as of the last annual valuation date applicable thereto, exceed the value of the assets of such Plan allocable to such vested benefits. Neither the Borrowers nor any Commonly Controlled Entity has had a complete or partial withdrawal from any Multiemployer Plan for which there is any withdrawal liability. As of the most recent valuation date applicable to any Multiemployer Plan, neither the Borrowers nor any Commonly Controlled Entity would become subject to any liability under ERISA if the Borrowers or such Commonly Controlled Entity were to withdraw completely from such Multiemployer Plan. Neither the Borrowers nor any Commonly Controlled Entity has received notice that any Multiemployer Plan is Insolvent or in Reorganization. To the best knowledge of the Borrowers, no such Insolvency or Reorganization is reasonably likely to occur. Based upon GAAP existing as of the date of this Agreement and current factual circumstances, neither Borrower has any reason to believe that the annual cost during the term of this Agreement to the Borrowers and all Commonly Controlled Entities for post-retirement benefits to be provided to the current and former employees of either Borrower and all Commonly Controlled Entities under Plans which are welfare benefit plans (as defined in Section 3(1) of ERISA) will, in the aggregate, have a Material Adverse Effect.

         4.12  Environmental Laws.  Except as would not have a
               ------------------
Material Adverse Effect, or as described on Exhibit IV under the heading "Environmental Matters:"

          (a) no Property of either Borrower is currently on or has ever been on, or is adjacent to any Property which is on or has ever been on, any federal or state list of Superfund Sites;

          (b) no Hazardous Substances have been generated, transported, and/or disposed of by either Borrower at a site which was, at the time of such generation, transportation, and/or disposal, or has since become, a Superfund Site;

          (c)  except in accordance with applicable
     Requirements of Law or the terms of a valid permit, license, certificate, or approval of the relevant
     Governmental Authority, no Release of Hazardous
     Substances by either Borrower or from, affecting, or related to any Property of either Borrower or adjacent to any Property of either Borrower has occurred; and

          (d) no Environmental Complaint has been received by either Borrower.

         4.13  Compliance with Federal Reserve Regulations.  No
               -------------------------------------------
transaction contemplated by the Loan Documents is in violation of any regulations promulgated by the Board of Governors of the Federal Reserve System, including, without limitation, Regulations G, T, U, or X.

         4.14  Investment Company Act Compliance.  Neither
               ---------------------------------
Borrower is, nor is directly or indirectly controlled by or acting on behalf of any Person which is, an "investment company" or an "affiliated person" of an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

         4.15  Public Utility Holding Company Act Compliance.
               ---------------------------------------------
Neither Borrower is a "holding company," or an "affiliate" of a "holding company" or of a "subsidiary company" of a "holding company," within the meaning of the Public Utility Holding Company Act of 1935, as amended.

         4.16  Proper Filing of Tax Returns; Payment of Taxes
               ----------------------------------------------
Due.  Each Borrower has duly and properly filed its United States
---
income tax return and all other tax returns which are required to be filed and has paid all taxes due except such as are being contested in good faith and as to which adequate provisions and disclosures have been made. The respective charges and reserves on the books of each Borrower with respect to taxes and other governmental charges are adequate.

         4.17  Refunds.  Except as described on Exhibit IV under
               -------
the heading "Refunds," no orders of, proceedings pending before, or other requirements of, the Federal Energy Regulatory Commission, the Texas Railroad Commission, or any Governmental Authority exist which could result in either Borrower being required to refund any material portion of the proceeds received or to be received from the sale of hydrocarbons constituting part of the Mortgaged Property.

         4.18  Gas Contracts.  Except as described on Exhibit IV
               -------------
under the heading "Gas Contracts," neither Borrower (a) is obligated in any material respect by virtue of any prepayment made under any contract containing a "take-or-pay" or "prepayment" provision or under any similar agreement to deliver hydrocarbons produced from or allocated to any of the Mortgaged Property at some future date without receiving full payment therefor within 90 days of delivery, or (b) has produced gas, in any material amount, subject to, and neither Borrower nor any of the Mortgaged Properties is subject to, balancing rights of third parties or subject to balancing duties under governmental requirements, except as to such matters for which a Borrower has established monetary reserves adequate in amount to satisfy such obligations and has segregated such reserves from other accounts.

         4.19  Intellectual Property.  Each Borrower owns or is
               ---------------------
licensed to use all Intellectual Property necessary to conduct all business material to its condition (financial or otherwise), business, or operations as such business is currently conducted. No claim has been asserted or is pending by any Person with the respect to the use of any such Intellectual Property or challenging or questioning the validity or effectiveness of any such Intellectual Property; and neither Borrower knows of no valid basis for any such claim. The use of such Intellectual Property by such Borrower does not infringe on the rights of any Person, except for such claims and infringements as do not, in the aggregate, give rise to any material liability on the part of the Borrowers.

         4.20  Casualties or Taking of Property.  Except as
               --------------------------------
disclosed on Exhibit IV under the heading "Casualties," since December 31, 1996, neither the business nor any Property of either Borrower has been materially adversely affected as a result of any fire, explosion, earthquake, flood, drought, windstorm, accident, strike or other labor disturbance, embargo, requisition or taking of Property, or cancellation of contracts, permits, or concessions by any Governmental Authority, riot, activities of armed forces, or acts of God.

         4.21  Locations of Borrowers.  The principal place of
               ----------------------
business and chief executive office of the Borrowers is located at the address of the Borrowers set forth in Section 8.4 or at such other location as the Borrowers may have, by proper written notice hereunder, advised the Lender, provided that such other location is within a state in which appropriate financing statements from the Borrowers in favor of the Lender have been filed.

         4.22  Subsidiaries.  American Resources has no
               ------------
Subsidiaries other than Southern except those described on
Exhibit IV under the heading "Subsidiaries", and Southern has no Subsidiaries.

                            ARTICLE V
                            ---------

                      AFFIRMATIVE COVENANTS
                      ---------------------

          So long as any Obligation remains outstanding or unpaid or any Commitment exists, each Borrower shall:

         5.1   Maintenance and Access to Records.  Keep adequate
               ---------------------------------
records, in accordance with GAAP, of all its transactions so that at any time, and from time to time, its true and complete financial condition may be readily determined, and promptly following the reasonable request of the Lender, make such records available for inspection by the Lender and, at the expense of such Borrower, allow the Lender to make and take away copies thereof.

         5.2   Quarterly Financial Statements; Compliance
               ------------------------------------------
Certificates.  Deliver to the Lender, (a) on or before the 45th
------------
day after the close of each of the first three quarterly periods of each fiscal year of each Borrower, a copy of the unaudited consolidated and consolidating Financial Statements of such Borrower as at the close of such quarterly period and from the beginning of such fiscal year to the end of such period, such Financial Statements to be certified by Responsible Officer of such Borrower as having been prepared in accordance with GAAP consistently applied and as a fair presentation of the condition of such Borrower, subject to changes resulting from normal year-end audit adjustments, and (b) on or before the 45th day after the close of each fiscal quarter, a Compliance Certificate.

         5.3   Annual Financial Statements.  Deliver to the
               ---------------------------
Lender, on or before the 90th day after the close of each fiscal year of each Borrower, a copy of the annual audited consolidated and consolidating Financial Statements of such Borrower.

         5.4   Oil and Gas Reserve Reports.  (a) Deliver to the
               ---------------------------
Lender no later than March 15 of each year during the term of this Agreement, engineering reports in form and substance satisfactory to the Lender and meeting the requirements of the Securities and Exchange Commission for financial reporting purposes, certified by any nationally or regionally-recognized independent consulting petroleum engineers acceptable to the Lender as fairly and accurately setting forth (i) the proven and producing, shut-in, behind-pipe, and undeveloped oil and gas reserves (separately classified as such) attributable to the Mortgaged Properties as of December 31 of the year for which such reserve reports are furnished, (ii) the aggregate present value of the future net income with respect to such Mortgaged Properties, discounted at a stated per annum discount rate of proven and producing reserves, (iii) projections of the annual rate of production, gross income, and net income with respect to such proven and producing reserves, and (iv) information with respect to the "take-or-pay," "prepayment," and gas-balancing liabilities of the Borrowers.

               (b)  Deliver to the Lender no later than
September 15 of each year during the term of this Agreement, engineering reports in form and substance satisfactory to the Lender prepared by or under the supervision of the chief petroleum engineer of the Borrowers evaluating the Mortgaged

Properties as of June 30 of the year for which such reserve reports are furnished and updating the information provided in the reports pursuant to Section 5.4(a).

               (c) Each of the reports provided pursuant to this Section shall be submitted to the Lender together with additional data concerning pricing, quantities of production from the Mortgaged Properties, volumes of production sold, purchasers of production, gross revenues, expenses, and such other information and engineering and geological data with respect thereto as the Lender may reasonably request.

         5.5   Title Opinions; Title Defects.  Promptly upon the
               -----------------------------
request of the Lender, furnish to the Lender title opinions, in form and substance and by counsel satisfactory to the Lender, or other confirmation of title acceptable to the Lender, covering Oil and Gas Properties, and promptly, but in any event within 60 days after notice by the Lender of any defect, material in the opinion of the Lender in value, in the title of Borrowers to any of their Oil and Gas Properties, clear such title defects, and, in the event any such title defects are not cured in a timely manner, pay all related costs and fees incurred by the Lender to do so.

         5.6   Notices of Certain Events.  Deliver to the Lender,
               -------------------------
immediately upon having knowledge of the occurrence of any of the following events or circumstances, a written statement with respect thereto, signed by a Responsible Officer of each Borrower and setting forth the relevant event or circumstance and the steps being taken by each Borrower with respect to such event or circumstance:

          (a)  any Default or Event of Default;

          (b) any default or event of default under any contractual obligation of either Borrower, or any litigation, investigation, or proceeding between either Borrower and any Governmental Authority which, in either case, if not cured or if adversely determined, as the case may be, could reasonably be expected to have a Material Adverse Effect;

          (c) any litigation or proceeding involving either Borrower as a defendant or in which any Property of either Borrower is subject to a claim and in which the amount involved is $250,000.00 or more and which is not covered by insurance or in which injunctive or similar relief is sought;

          (d)  the receipt by either Borrower of any
     Environmental Complaint;

          (e) any actual, proposed, or threatened testing or other investigation by any Governmental Authority or other Person concerning the environmental condition of, or relating to, any Property of either Borrower or adjacent to any Property of either Borrower following any allegation of a violation of any Requirement of Law;

          (f) any Release of Hazardous Substances by either Borrower or from, affecting, or related to any Property of either Borrower or adjacent to any Property of either Borrower except in accordance with applicable Requirements of Law or the terms of a valid permit, license, certificate, or approval of the relevant Governmental Authority, or the violation of any Environmental Law, or the revocation, suspension, or forfeiture of or failure to renew, any permit, license, registration, approval, or authorization which could reasonably be expected to have a Material Adverse Effect;

          (g) the change in identity or address of any Person remitting to either Borrower proceeds from the sale of hydrocarbon production from or attributable to any Mortgaged Property;

          (h) any Reportable Event or imminently expected Reportable Event with respect to any Plan; any withdrawal from, or the termination, Reorganization or Insolvency of, any Multiemployer Plan; the institution of proceedings or the taking of any other action by the PBGC, either Borrower or any Commonly Controlled Entity or Multiemployer Plan with respect to the withdrawal from, or the termination, Reorganization or Insolvency of, any Single Employer Plan or Multiemployer Plan; or any Prohibited Transaction in connection with any Plan or any trust created thereunder and the action being taken by the Internal Revenue Service with respect thereto;

          (i)  any change in the senior management of either
     Borrower; and

          (j) any other event or condition which could reasonably be expected to have a Material Adverse
     Effect.

         5.7   Letters in Lieu of Transfer Orders; Division
               --------------------------------------------
Orders.  Promptly upon request by the Lender at any time and from
------
time to time, and without limitation on the rights of the Lender pursuant to Sections 2.20 and 2.21, execute such letters in lieu of transfer orders, in addition to the letters signed by Borrowers and delivered to the Lender in satisfaction of the condition set forth in Section 3.1(g)(iii), and/or division and/or transfer orders as are necessary or appropriate to transfer and deliver to the Lender proceeds from or attributable to any Mortgaged Property.

         5.8   Additional Information.  Furnish to the Lender,
               ----------------------
within five days after any material report (other than financial statements) or other communication is sent by either Borrower, to its stockholders or filed by such Borrower with the Securities and Exchange Commission or any successor or analogous Governmental Authority, copies of such report or communication and, promptly upon the request of the Lender, such additional financial or other information concerning the assets, liabilities, operations, and transactions of such Borrower as the Lender may from time to time request; and notify the Lender not less than ten Business Days prior to the occurrence of any condition or event that may change the proper location for the filing of any financing statement or other public notice or recording for the purpose of perfecting a Lien in any Collateral, including, without limitation, any change in its name or the location of its principal place of business or chief executive office; and upon the request of the Lender, execute such additional Security Instruments as may be necessary or appropriate in connection therewith.

         5.9   Compliance with Laws.  Comply with all applicable
               --------------------
Requirements of Law, including, without limitation, (a) the Natural Gas Policy Act of 1978, as amended, (b) ERISA, (c) Environmental Laws, and (d) all permits, licenses, registrations, approvals, and authorizations (i) related to any natural or environmental resource or media located on, above, within, in the vicinity of, related to or affected by any Property of either Borrower, (ii) required for the performance of the operations of either Borrower, or (iii) applicable to the use, generation, handling, storage, treatment, transport, or disposal of any Hazardous Substances; and cause all employees, crew members, agents, contractors, subcontractors, and future lessees (pursuant to appropriate lease provisions) of either Borrower, while such Persons are acting within the scope of their relationship with such Borrower, to comply with all such Requirements of Law as may be necessary or appropriate to enable such Borrower to so comply.

         5.10  Payment of Assessments and Charges.  Pay all
               ----------------------------------
taxes, assessments, governmental charges, rent, and other Indebtedness which, if unpaid, might become a Lien against the Property of either Borrower, except any of the foregoing being contested in good faith and as to which adequate reserve in accordance with GAAP has been established or unless failure to pay would not have a Material Adverse Effect.

         5.11  Maintenance of Corporate Existence and Good
               -------------------------------------------
Standing.  Maintain its corporate existence or qualification and
--------
good standing in its jurisdictions of incorporation and in all jurisdictions wherein the Property now owned or hereafter acquired or business now or hereafter conducted necessitates same.

         5.12  Payment of Notes; Performance of Obligations.  Pay
               --------------------------------------------
the Note according to the reading, tenor, and effect thereof, as modified hereby, and do and perform every act and discharge all of its other Obligations.

         5.13  Further Assurances.  Promptly cure any defects in
               ------------------
the execution and delivery of any of the Loan Documents and all agreements contemplated thereby, and execute, acknowledge, and deliver such other assurances and instruments as shall, in the opinion of the Lender, be necessary to fulfill the terms of the Loan Documents.

         5.14  Initial Fees and Expenses of Counsel to Lender.
               ----------------------------------------------
Upon request by the Lender, promptly reimburse the Lender for all reasonable fees and expenses of Jackson Walker L.L.P., special counsel to the Lender, in connection with the preparation of this Agreement and all documentation contemplated hereby, the satisfaction of the conditions precedent set forth herein, the filing and recordation of Security Instruments, and the consummation of the transactions contemplated in this Agreement.

         5.15  Subsequent Fees and Expenses of Lender.  Upon
               --------------------------------------
request by the Lender, promptly reimburse the Lender (to the fullest extent permitted by law) for all amounts reasonably expended, advanced, or incurred by or on behalf of the Lender to satisfy any obligation of either Borrower under any of the Loan Documents; to collect the Obligations; to ratify, amend, restate, or prepare additional Loan Documents, as the case may be; for the filing and recordation of Security Instruments; to enforce the rights of the Lender under any of the Loan Documents; and to protect the Properties or business of either Borrower, including, without limitation, the Collateral, which amounts shall be deemed compensatory in nature and liquidated as to amount upon notice to either Borrower by the Lender and which amounts shall include, but not be limited to (a) all court costs, (b) reasonable attorneys' fees, (c) reasonable fees and expenses of auditors and accountants incurred to protect the interests of the Lender, (d) fees and expenses incurred in connection with the participation by the Lender as a member of the creditors' committee in a case commenced under any Insolvency Proceeding, (e) fees and expenses incurred in connection with lifting the automatic stay prescribed in Section 362 Title 11 of the United States Code, and (f) fees and expenses incurred in connection with any action pursuant to
Section 1129 Title 11 of the United States Code all reasonably incurred by the Lender in connection with the collection of any sums due under the Loan Documents, together with interest at the per annum interest rate equal to the Floating Rate, calculated on a basis of a calendar year of 360 days, counting the actual number of days elapsed, on each such amount from the date of notification that the same was expended, advanced, or incurred by the Lender until the date it is repaid to the Lender, with the obligations under this Section surviving the non-assumption of this Agreement in a case commenced under any Insolvency Proceeding and being binding upon the Borrowers and/or a trustee, receiver, custodian, or liquidator of either Borrower appointed in any such case.

         5.16  Operation of Oil and Gas Properties.  Borrowers
               -----------------------------------
shall develop, maintain, and operate their Oil and Gas Properties in a prudent and workmanlike manner in accordance with industry standards.

         5.17  Maintenance and Inspection of Properties.
               ----------------------------------------
Maintain all of its tangible Properties in good repair and condition, ordinary wear and tear excepted; make all necessary replacements thereof and operate such Properties in a good and workmanlike manner; and permit any authorized representative of the Lender to visit and inspect, at the expense of the Borrowers, any tangible Property of either Borrower.

         5.18  Maintenance of Insurance.  Maintain insurance with
               ------------------------
respect to its Properties and businesses against such liabilities, casualties, risks, and contingencies as is customary in the relevant industry and sufficient to prevent a Material Adverse Effect, all such insurance to be in amounts and from insurers acceptable to the Lender and, within 90 days of the Closing Date for property damage insurance covering Collateral and business interruption insurance, if any, maintained by Borrowers, naming the Lender as loss payee, and, upon any renewal of any such insurance and at other times upon request by the Lender, furnish to the Lender evidence, satisfactory to the Lender, of the maintenance of such insurance. The Lender shall have the right to collect, and the Borrowers hereby assign to the Lender, any and all monies that may become payable under any policies of insurance relating to business interruption or by reason of damage, loss, or destruction of any of the Collateral.


         5.19  INDEMNIFICATION.  INDEMNIFY AND HOLD THE LENDER
               ---------------
AND ITS SHAREHOLDERS, OFFICERS, DIRECTORS, EMPLOYEES, AGENTS,

ATTORNEYS-IN-FACT, AND AFFILIATES AND EACH TRUSTEE FOR THE BENEFIT OF THE LENDER UNDER ANY SECURITY INSTRUMENT HARMLESS FROM AND AGAINST ANY AND ALL CLAIMS, LOSSES, DAMAGES, LIABILITIES, FINES, PENALTIES, CHARGES, ADMINISTRATIVE AND JUDICIAL PROCEEDINGS AND ORDERS, JUDGMENTS, REMEDIAL ACTIONS, REQUIREMENTS AND ENFORCEMENT ACTIONS OF ANY KIND, AND ALL COSTS AND EXPENSES INCURRED IN CONNECTION THEREWITH (INCLUDING, WITHOUT LIMITATION, ATTORNEYS' FEES AND EXPENSES), ARISING DIRECTLY OR INDIRECTLY, IN WHOLE OR IN PART, FROM (A) THE PRESENCE OF ANY HAZARDOUS SUBSTANCES ON, UNDER, OR FROM ANY PROPERTY OF EITHER BORROWER, WHETHER PRIOR TO OR DURING THE TERM HEREOF, (B) ANY ACTIVITY CARRIED ON OR UNDERTAKEN ON OR OFF ANY PROPERTY OF EITHER BORROWER, WHETHER PRIOR TO OR DURING THE TERM HEREOF, AND WHETHER BY EITHER BORROWER OR ANY PREDECESSOR IN TITLE, EMPLOYEE, AGENT, CONTRACTOR, OR SUBCONTRACTOR OF EITHER BORROWER OR ANY OTHER PERSON AT ANY TIME OCCUPYING OR PRESENT ON SUCH PROPERTY, IN CONNECTION WITH THE HANDLING, TREATMENT, REMOVAL, STORAGE, DECONTAMINATION, CLEANUP, TRANSPORTATION, OR DISPOSAL OF ANY HAZARDOUS SUBSTANCES AT ANY TIME LOCATED OR PRESENT ON OR UNDER SUCH PROPERTY, (C) ANY RESIDUAL CONTAMINATION ON OR UNDER ANY PROPERTY OF EITHER BORROWER, (D) ANY CONTAMINATION OF ANY PROPERTY OR NATURAL RESOURCES ARISING IN CONNECTION WITH THE GENERATION, USE, HANDLING, STORAGE, TRANSPORTATION OR DISPOSAL OF ANY HAZARDOUS SUBSTANCES BY EITHER BORROWER OR ANY EMPLOYEE, AGENT, CONTRACTOR, OR SUBCONTRACTOR OF SUCH BORROWER WHILE SUCH PERSONS ARE ACTING WITHIN THE SCOPE OF THEIR RELATIONSHIP WITH SUCH BORROWER, IRRESPECTIVE OF WHETHER ANY OF SUCH ACTIVITIES WERE OR WILL BE UNDERTAKEN IN ACCORDANCE WITH APPLICABLE REQUIREMENTS OF LAW, OR (E) THE PERFORMANCE AND ENFORCEMENT OF ANY LOAN DOCUMENT, ANY ALLEGATION BY ANY BENEFICIARY OF A LETTER OF CREDIT OF A WRONGFUL DISHONOR BY THE LENDER OF A CLAIM OR DRAFT PRESENTED THEREUNDER, OR ANY OTHER ACT OR OMISSION IN CONNECTION WITH OR RELATED TO ANY LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED THEREBY, INCLUDING, WITHOUT LIMITATION, ANY OF THE FOREGOING IN THIS SECTION ARISING FROM NEGLIGENCE, WHETHER SOLE OR CONCURRENT, ON THE PART OF THE LENDER OR ANY OF ITS SHAREHOLDERS, OFFICERS, DIRECTORS, EMPLOYEES, AGENTS, ATTORNEYS-IN-FACT, OR AFFILIATES OR ANY TRUSTEE FOR THE BENEFIT OF THE LENDER UNDER ANY SECURITY INSTRUMENT; WITH THE FOREGOING INDEMNITY SURVIVING SATISFACTION OF ALL OBLIGATIONS AND THE TERMINATION OF THIS AGREEMENT, UNLESS ALL SUCH OBLIGATIONS HAVE BEEN SATISFIED WHOLLY IN CASH FROM THE BORROWERS AND NOT BY WAY OF REALIZATION AGAINST ANY COLLATERAL OR THE CONVEYANCE OF ANY PROPERTY IN LIEU THEREOF, PROVIDED THAT SUCH INDEMNITY SHALL NOT
                          --------
EXTEND TO ANY ACT OR OMISSION BY THE LENDER WITH RESPECT TO ANY PROPERTY SUBSEQUENT TO THE LENDER BECOMING THE OWNER OF SUCH PROPERTY AND WITH RESPECT TO WHICH PROPERTY SUCH CLAIM, LOSS,

DAMAGE, LIABILITY, FINE, PENALTY, CHARGE, PROCEEDING, ORDER,
JUDGMENT, ACTION, OR REQUIREMENT ARISES SUBSEQUENT TO THE
ACQUISITION OF TITLE THERETO BY THE LENDER.


                           ARTICLE VI
                           ----------

                       NEGATIVE COVENANTS
                       ------------------

          So long as any Obligation remains outstanding or unpaid or any Commitment exists without the Lender's consent, which consent will not be unreasonably withheld, neither Borrower will:

         6.1   Indebtedness.  Create, incur, assume, or suffer to
               ------------
exist any Indebtedness, whether by way of loan or otherwise; provided, however, the foregoing restriction shall not apply to
(a) the Obligations, (b) unsecured accounts payable incurred in the ordinary course of business, which are not unpaid in excess of 90 days beyond invoice date or are being contested in good faith and as to which such reserve as is required by GAAP has been made. Notwithstanding the above, the Borrower may incur up to $3,000,000 in non-recourse debt to purchase certain Oil and Gas Properties situated in Jones, Wayne and Jefferson Davis Counties, Mississippi.

         6.2   Contingent Obligations.  Create, incur, assume, or
               ----------------------
suffer to exist any Contingent Obligation; provided, however, the foregoing restriction shall not apply to (a) performance guarantees and performance surety or other bonds provided in the ordinary course of business, or (b) trade credit incurred or operating leases entered into in the ordinary course of business.

         6.3   Liens.  Create, incur, assume, or suffer to exist
               -----
any Lien on any of its Oil and Gas Properties or any other Property, whether now owned or hereafter acquired; provided,
                               ------------------
however, the foregoing restrictions shall not apply to Permitted
Liens.

         6.4   Sales of Assets.  Without the prior written
               ---------------
consent of the Lender, sell, transfer, or otherwise dispose of, in one or any series of transactions within any 12-month period, assets, whether now owned or hereafter acquired, the aggregate book value of which exceeds $250,000.00, or enter into any agreement to do so; provided, however, the foregoing restriction shall not apply to (a) the sale of hydrocarbons or inventory in the ordinary course of business provided that no contract for the sale of hydrocarbons shall obligate the Borrowers to deliver hydrocarbons produced from any of the Mortgaged Property at some future date without receiving full payment therefor within 45 days of delivery, or (b) the sale or other disposition of Property destroyed, lost, worn out, damaged, or having only salvage value or no longer used or useful in the business of the Borrowers.

         6.5   Leasebacks.  Enter into any agreement to sell or
               ----------
transfer any Property and thereafter rent or lease as lessee such Property or other Property intended for the same use or purpose as the Property sold or transferred.

         6.6   Sale or Discount of Receivables.  Except to
               -------------------------------
minimize losses on bona fide debts previously contracted, discount or sell with recourse, or sell for less than the greater of the face or market value thereof, any of its notes receivable or accounts receivable.

         6.7   Loans or Advances.  Make or agree to make or allow
               -----------------
to remain outstanding any loans or advances to any Person; provided, however, the foregoing restrictions shall not apply to
(a) advances or extensions of credit in the form of accounts receivable incurred in the ordinary course of business and upon terms common in the industry for such accounts receivable, or
(b) advances to employees of either Borrower for the payment of expenses in the ordinary course of business.

         6.8   Investments.  Acquire Investments in, or purchase
               -----------
or otherwise acquire all or substantially all of the assets of, any Person; provided, however, the foregoing restriction shall not apply to the purchase or acquisition of (a) Oil and Gas Properties, (b) Investments in the form of (i) debt securities issued or directly and fully guaranteed or insured by the United States Government or any agency or instrumentality thereof, with maturities of no more than one year, (ii) commercial paper of a domestic issuer rated at the date of acquisition at least P-2 by Moody's Investor Service, Inc. or A-2 by Standard & Poor's Corporation and with maturities of no more than one year from the date of acquisition, or (iii) repurchase agreements covering debt securities or commercial paper of the type permitted in this Section, certificates of deposit, demand deposits, eurodollar time deposits, overnight bank deposits and bankers' acceptances, with maturities of no more than one year from the date of acquisition, issued by or acquired from or through the Lender or any bank or trust company organized under the laws of the United States or any state thereof and having capital surplus and undivided profits aggregating at least $100,000,000, (c) other short-term Investments similar in nature and degree of risk to those described in clause (b) of this Section, (d) money-market funds, or (e) a $2,500,000 investment in the common stock of Century Offshore Management Company.

         6.9   Dividends and Distributions.  Declare, pay, or
               ---------------------------
make, whether in cash or Property of either Borrower, any dividend or distribution on, or purchase, redeem, or otherwise acquire for value, any share of any class of its capital stock; provided, however, the foregoing restriction shall not apply to common stock dividends paid on preferred stock of either Borrower.

         6.10  Capital Expenditures.  Make expenditures for
               --------------------
capital or fixed assets in any fiscal year exceeding the aggregate amount of $400,000.00; provided, however, the foregoing restriction shall not apply to expenditures for the acquisition of Oil and Gas Property.

         6.11  Issuance of Stock; Changes in Corporate Structure.
               -------------------------------------------------
Enter into any transaction of consolidation, merger, or amalgamation; change its senior management; liquidate, wind up, or dissolve (or suffer any liquidation or dissolution).

         6.12  Transactions with Affiliates.  Directly or
               ----------------------------
indirectly, enter into any transaction (including the sale, lease, or exchange of Property or the rendering of service) with any of its Affiliates, other than upon fair and reasonable terms no less favorable than could be obtained in an arm's length transaction with a Person which was not an Affiliate.

         6.13  Lines of Business.  Expand, on its own or through
               -----------------
any Subsidiary, into any line of business other than those in which the Borrower is engaged as of the date hereof or other energy related business.

         6.14  Rental or Lease Agreements.  Enter into any
               --------------------------
contract to rent or lease any Properties, real or personal;
provided, however, the foregoing restriction shall not apply to oil, gas, and mineral leases.

          6.15 ERISA Compliance.  Permit any Plan maintained by
               ----------------
it or any Commonly Controlled Entity to (a) engage in any Prohibited Transaction, (b) incur any "accumulated funding deficiency," as such term is defined in Section 302 of ERISA, or
(c) terminate in a manner which could result in the imposition of a Lien on any Property of the Borrower pursuant to Section 4068 of ERISA; or assume an obligation to contribute to any Multiemployer Plan; or acquire any Person or the assets of any Person which has now or has had at any time an obligation to contribute to any Multiemployer Plan.

          6.16 Debt Coverage Ratio.  Permit the ratio of EBTDA
               -------------------
for the previous four fiscal quarters to one seventh of the average loan balance for the same period, to be less than 1.20 to 1.0.

          6.17 Current Ratio. For either Borrower, permit the
               -------------
ratio of Current Assets of such Borrower to Current Liabilities of such Borrower to be less than 1.01 to 1.0 at any time.

          6.18 Tangible Net Worth of Borrowers.  Permit Tangible
               -------------------------------
Net Worth of Borrowers as of the close of any fiscal quarter to be less than $17,540,000 as of June 30, 1997, plus 75% of quarterly net income beginning September 30, 1997.

          6.19 General and Administrative Expenses.  Permit the
               -----------------------------------
aggregate general and administrative expenses of the Borrowers to exceed 30% of revenue, having netted out marketing revenue and expenses for any fiscal year of the Borrowers.

          6.20 Changes to Operating Agreements.  Permit any
               -------------------------------
change or modification to any joint operating agreement or similar contractual arrangement currently in place and affecting the Mortgaged Properties which would have a Material Adverse Effect.

          6.21 Hedging Contracts.  Borrower will not enter into
               -----------------
or become obligated under any contract for sale for future delivery of oil or gas (whether or not the subject oil or gas is to be delivered), hedging contract, forward contract, swap agreement, futures contract or any other similar agreement except for those currently existing.

          6.22 Quarterly Interest Ratio.  Permit the ratio of
               ------------------------
EBITDA for the previous fiscal quarter to Borrowers interest expenses for such period to be less than 3.0 to 1.0.

          6.23 Conversion of Settle Oil and Gas Company Note.
               ---------------------------------------------
Borrower will not convert the Settle Oil and Gas Company Note to equity in Settle Oil and Gas Company or Century Offshore Management without the prior written consent of the Lender.


                           ARTICLE VII
                           -----------

                        EVENTS OF DEFAULT
                        -----------------

         7.1   Enumeration of Events of Default.  Any of the
               --------------------------------
following events shall constitute an Event of Default:

          (a) default shall be made in the payment when due of any installment of principal or interest under this Agreement or the Note or in the payment when due of any fee or other sum payable under any Loan Document;

          (b) default shall be made by either Borrower in the due observance or performance of any of its obligations under the Loan Documents;

          (c) any representation or warranty made by either Borrower in any of the Loan Documents proves to have been untrue in any material respect or any representation, statement (including Financial Statements), certificate, or data furnished or made to the Lender in connection herewith proves to have been untrue in any material respect as of the date the facts therein set forth were stated or certified;

          (d) default shall be made by either Borrower (as principal or guarantor or other surety) in the payment or performance of any bond, debenture, note, or other Indebtedness or under any credit agreement, loan agreement, indenture, promissory note, or similar agreement or instrument executed in connection with any of the foregoing, and such default shall remain unremedied for in excess of the period of grace, if any, with respect thereto;

          (e) either Borrower shall be unable to satisfy any condition or cure any circumstance specified in
     Article III, the satisfaction or curing of which is precedent to the right of such Borrower to obtain a Loan or the issuance of a Letter of Credit, and such inability shall continue for a period in excess of 30 days;

          (f)  either Borrower shall (i) apply for or
     consent to the appointment of a receiver, trustee, or liquidator of it or all or a substantial part of its assets, (ii) file a voluntary petition commencing an Insolvency Proceeding, (iii) make a general assignment for the benefit of creditors, (iv) be unable, or admit in writing its inability, to pay its debts generally as they become due, or (v) file an answer admitting the material allegations of a petition filed against it in any Insolvency Proceeding;

          (g)  an order, judgment, or decree shall be
     entered against either Borrower by any court of competent jurisdiction or by any other duly authorized authority, on the petition of a creditor or otherwise, granting relief in any Insolvency Proceeding or approving a petition seeking reorganization or an arrangement of its debts or appointing a receiver, trustee, conservator, custodian, or liquidator of it or all or any substantial part of its assets, and such order, judgment, or decree shall not be dismissed or stayed within 30 days;

          (h) the levy against any significant portion of the Property of either Borrower, or any execution, garnishment, attachment, sequestration, or other writ or similar proceeding which is not permanently dismissed or discharged within 30 days after the levy;

          (i) a final and non-appealable order, judgment, or decree shall be entered against either Borrower for money damages and/or Indebtedness due in an amount in excess of $200,000, and such order, judgment, or decree shall not be dismissed or stayed within 30 days;

          (j) any charges are filed or any other action or proceeding is instituted by any Governmental Authority against either Borrower under the Racketeering Influence and Corrupt Organizations Statute
     (18 U.S.C. Section 1961 et seq.), the result of which
                             -- ---
     ould be the forfeiture or transfer of any material Property of such Borrower subject to a Lien in favor of the Lender without (i) satisfaction or provision for satisfaction of such Lien, or (ii) such forfeiture or transfer of such Property being expressly made subject to such Lien;

          (k) either Borrower shall have (i) concealed, removed, or diverted, or permitted to be concealed, removed, or diverted, any part of its Property, with intent to hinder, delay, or defraud its creditors or any of them, (ii) made or suffered a transfer of any of its Property which may be fraudulent under any bankruptcy, fraudulent conveyance, or similar law,
     (iii) made any transfer of its Property to or for the benefit of a creditor at a time when other creditors similarly situated have not been paid, or (iv) shall have suffered or permitted, while insolvent, any creditor to obtain a Lien upon any of its Property through legal proceedings or distraint which is not vacated within 30 days from the date thereof;

          (l) any Security Instrument shall for any reason not, or cease to, create valid and perfected first-priority Liens against the Collateral purportedly covered thereby;

          (m) any Person shall engage in any "prohibited transaction" (as defined in Section 406 of ERISA or Section 4975 of the Code) involving any Plan; any "accumulated funding deficiency" (as defined in Section 302 of ERISA), whether or not waived, shall exist with respect to any Plan for which an excise tax is due or would be due in the absence of a waiver; a Reportable

     Event shall occur with respect to, or proceedings shall commence to have a trustee appointed, or a trustee shall be appointed, to administer or to terminate, any Single Employer Plan, which Reportable Event or commencement of proceedings or appointment of a trustee is, in the reasonable opinion of the Lender, likely to result in the termination of such Plan for purposes of Title IV of ERISA; any Single Employer Plan shall terminate for purposes of Title IV of ERISA; either Borrower or any Commonly Controlled Entity shall incur, or in the reasonable opinion of the Lender, be likely to incur any liability in connection with a withdrawal from, or the Insolvency or Reorganization of, a Multiemployer Plan; or any other event or condition shall occur or exist with respect to a Plan and the result of such events or conditions referred to in this
     Section 7.1(m) could subject either Borrower or any Commonly Controlled Entity to any tax (other than an excise tax under Section 4980 of the Code), penalty or other liabilities which taken in the aggregate would have a Material Adverse Effect and any such circumstance shall exist for in excess of 30 days; or

          (n)  the occurrence of a Material Adverse Effect
     (including, without  limitation, a Material Adverse
     Effect in the financial condition of either Borrower), and the same shall remain unremedied for in excess of 30 days after notice given by the Lender.

         7.2   Remedies.  (a) Upon the occurrence of an Event of
               --------
Default specified in Sections 7.1(f) or 7.1(g), immediately and without notice, (i) all Obligations shall automatically become immediately due and payable, without presentment, demand, protest, notice of protest, default, or dishonor, notice of intent to accelerate maturity, notice of acceleration of maturity, or other notice of any kind, except as may be provided to the contrary elsewhere herein, all of which are hereby expressly waived by each Borrower; (ii) the Commitment shall immediately cease and terminate unless and until reinstated by the Lender in writing; and (iii) the Lender is hereby authorized at any time and from time to time, without notice to either Borrower (any such notice being expressly waived by the Borrowers), to set-off and apply any and all deposits (general or special, time or demand, provisional or final) held by the Lender and any and all other indebtedness at any time owing by the Lender to or for the credit or account of either Borrower against any and all of the Obligations.

               (b) Upon the occurrence of any Event of Default other than those specified in Sections 7.1(f) or 7.1(g), (i) the Lender may, by notice to the Borrowers, declare all Obligations immediately due and payable, without presentment, demand, protest, notice of protest, default, or dishonor, notice of intent to accelerate maturity, notice of acceleration of maturity, or other notice of any kind, except as may be provided to the contrary elsewhere herein, all of which are hereby expressly waived by each Borrower; (ii) the Commitment shall immediately cease and terminate unless and until reinstated by the Lender in writing; and (iii) the Lender is hereby authorized at any time and from time to time, without notice to either Borrower (any such notice being expressly waived by each Borrower), to set-off and apply any and all deposits (general or special, time or demand, provisional or final) held by the Lender and any and all other indebtedness at any time owing by the Lender to or for the credit or account of each Borrower against any and all of the Obligations although such Obligations may be unmatured.

               (c) Upon the occurrence of any Event of Default, the Lender may, in addition to the foregoing in this Section, exercise any or all of its rights and remedies provided by law or pursuant to the Loan Documents.


                          ARTICLE VIII
                          ------------

                          MISCELLANEOUS
                          -------------

         8.1   Transfers; Participations.  The Lender may, at any
               -------------------------
time, sell, transfer, assign, or grant participations in the Obligations or any portion thereof; and the Lender may forward to each Transferee and prospective Transferee all documents and information relating to such Obligations, whether furnished by the Borrowers or otherwise obtained, as the Lender determines necessary or desirable. The Borrowers agree that each Transferee, regardless of the nature of any transfer to it, may exercise all rights (including, without limitation, rights of set-off) with respect to the portion of the Obligations held by it as fully as if such Transferee were the direct holder thereof, subject to any agreements between such Transferee and the transferor to such Transferee.

         8.2   Release by Borrowers.  Notwithstanding the
               --------------------
assignment made and evidenced by the Assignment and the assumption by the Lender of certain obligations and liabilities of the Existing Lender pursuant thereto, the Borrowers hereby release and discharge the Lender from all obligations, claims, losses, causes of action, and liabilities, of whatsoever kind or nature, whether heretofore or hereafter accruing, whether now known or unknown, arising under or in connection with any Existing Loan Document or Existing Letter of Credit or any act or omission by the Existing Lender under or in connection with any Existing Loan Document or Existing Letter of Credit; provided, however, nothing set forth in this Section shall relieve the Lender from its obligations and liabilities under the Loan Documents (other than the Assignment) to which it is a party.

         8.3   Survival of Representations, Warranties, and
               --------------------------------------------
Covenants.  All representations and warranties of each Borrower
---------
and all covenants and agreements herein made shall survive the execution and delivery of the Note and the Security Instruments and shall remain in force and effect so long as any Obligation is outstanding or any Commitment exists.

         8.4   Notices and Other Communications.  Except as to
               --------------------------------
verbal notices expressly authorized herein, which verbal notices shall be confirmed in writing, all notices, requests, and communications hereunder shall be in writing (including by telecopy). Unless otherwise expressly provided herein, any such notice, request, demand, or other communication shall be deemed to have been duly given or made when delivered by hand, or, in the case of delivery by mail, when deposited in the mail, certified mail, return receipt requested, postage prepaid, or, in the case of telecopy notice, when receipt thereof is acknowledged orally or by written confirmation report, addressed as follows:

          (a)  if to the Lender, to:

               Den norske Bank AS
               Three Allen Center
               333 Clay Street
               Houston, Texas  77002
               Attention:  William V. Moyer
               Telecopy: (713) 757-1167

          (b)  if to the Borrowers, to:

               American Resources of Delaware, Inc.
               Southern Gas Company of Delaware, Inc.
               160 Morgan Street
               Versailles, Kentucky  40383
               Attention: ________________
               Telecopy:  (606) 873-4689

          (c)  with a copy to:

               David J. Stetson
               American Resources of Delaware, Inc.
               Southern Gas Company of Delaware, Inc.
               160 Morgan Street
               Versailles, Kentucky 40383

          Any party may, by proper written notice hereunder to the others, change the individuals or addresses to which such notices to it shall thereafter be sent.

         8.5   Parties in Interest.  Subject to the restrictions
               -------------------
on changes in corporate structure set forth in Section 6.11 and other applicable restrictions contained herein, all covenants and agreements herein contained by or on behalf of the Borrowers or the Lender shall be binding upon and inure to the benefit of the Borrowers or the Lender, as the case may be, and their respective legal representatives, successors, and assigns.

         8.6   Rights of Third Parties.  All provisions herein
               -----------------------
are imposed solely and exclusively for the benefit of the Lender and the Borrowers. No other Person shall have any right, benefit, priority, or interest hereunder or as a result hereof or have standing to require satisfaction of provisions hereof in accordance with their terms, and any or all of such provisions may be freely waived in whole or in part by the Lender at any time if in its sole discretion it deems it advisable to do so.

         8.7   Renewals; Extensions.  All provisions of this
               --------------------
Agreement relating to the Note shall apply with equal force and effect to each promissory note hereafter executed which in whole or in part represents a renewal or extension of any part of the Indebtedness of the Borrowers under this Agreement, the Note, or any other Loan Document.

         8.8   No Waiver; Rights Cumulative.  No course of
               ----------------------------
dealing on the part of the Lender, its officers or employees, nor any failure or delay by the Lender with respect to exercising any of its rights under any Loan Document shall operate as a waiver thereof. The rights of the Lender under the Loan Documents shall be cumulative and the exercise or partial exercise of any such right shall not preclude the exercise of any other right.
Neither the making of any Loan nor the issuance of a Letter of Credit shall constitute a waiver of any of the covenants, warranties, or conditions of the Borrowers contained herein. In the event either Borrower is unable to satisfy any such covenant, warranty, or condition, neither the making of any Loan nor the issuance of a Letter of Credit shall have the effect of precluding the Lender from thereafter declaring such inability to be an Event of Default as hereinabove provided.

         8.9   Survival Upon Unenforceability.  In the event any
               ------------------------------
one or more of the provisions contained in any of the Loan Documents or in any other instrument referred to herein or executed in connection with the Obligations shall, for any reason, be held to be invalid, illegal, or unenforceable in any respect, such invalidity, illegality, or unenforceability shall not affect any other provision of any Loan Document or of any other instrument referred to herein or executed in connection with such Obligations.

         8.10  Amendments; Waivers.  Neither this Agreement nor
               -------------------
any provision hereof may be amended, waived, discharged, or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of the amendment, waiver, discharge, or termination is sought.

         8.11  Controlling Agreement.  In the event of a conflict
               ---------------------
between the provisions of this Agreement and those of any other
Loan Document, the provisions of this Agreement shall control.

         8.12  Disposition of Collateral.  Notwithstanding any
               -------------------------
term or provision, express or implied, in any of the Security Instruments, the realization, liquidation, foreclosure, or any other disposition on or of any or all of the Collateral shall be in the order and manner and determined in the sole discretion of the Lender; provided, however, that in no event shall the Lender violate applicable law or exercise rights and remedies other than those provided in such Security Instruments or otherwise existing at law or in equity.

         8.13  GOVERNING LAW.  THIS AGREEMENT AND THE NOTE SHALL
               -------------
BE DEEMED TO BE CONTRACTS MADE UNDER AND SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO PRINCIPLES THEREOF RELATING TO CONFLICTS OF LAW.

         8.14  JURISDICTION AND VENUE.  ALL ACTIONS OR
               ----------------------
PROCEEDINGS WITH RESPECT TO, ARISING DIRECTLY OR INDIRECTLY IN

CONNECTION WITH, OUT OF, RELATED TO, OR FROM THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT MAY BE LITIGATED, AT THE SOLE DISCRETION AND ELECTION OF THE LENDER, IN COURTS HAVING SITUS IN NEW YORK, NEW YORK. EACH BORROWER HEREBY SUBMITS TO THE JURISDICTION OF ANY LOCAL, STATE, OR FEDERAL COURT LOCATED IN NEW YORK, NEW YORK, AND HEREBY WAIVES ANY RIGHTS IT MAY HAVE TO TRANSFER OR CHANGE THE JURISDICTION OR VENUE OF ANY LITIGATION BROUGHT AGAINST IT BY THE LENDER IN ACCORDANCE WITH THIS SECTION.

         8.15  WAIVER OF RIGHTS TO JURY TRIAL.  THIS AGREEMENT
               ------------------------------
AMENDS, RESTATES, AND REPLACES THE EXISTING CREDIT AGREEMENT AND CONSTITUTES THE ENTIRE AGREEMENT AMONG THE PARTIES HERETO WITH RESPECT TO THE SUBJECT HEREOF AND SHALL SUPERSEDE ANY PRIOR AGREEMENT AMONG THE PARTIES HERETO, WHETHER WRITTEN OR ORAL, RELATING TO THE SUBJECT HEREOF, INCLUDING, WITHOUT LIMITATION, THE EXISTING CREDIT AGREEMENT; AND THE BORROWERS AND THE LENDER HEREBY KNOWINGLY, VOLUNTARILY, INTENTIONALLY, IRREVOCABLY, AND UNCONDITIONALLY WAIVE ALL RIGHTS TO TRIAL BY JURY IN ANY ACTION, SUIT, PROCEEDING, COUNTERCLAIM, OR OTHER LITIGATION THAT RELATES TO OR ARISES OUT OF ANY OF THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT OR THE ACTS OR OMISSIONS OF THE LENDER IN THE ENFORCEMENT OF ANY OF THE TERMS OR PROVISIONS OF THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT OR OTHERWISE WITH RESPECT THERETO. THE PROVISIONS OF THIS SECTION ARE A MATERIAL INDUCEMENT FOR THE LENDER ENTERING INTO THIS AGREEMENT.

         8.16  ENTIRE AGREEMENT.  THIS AGREEMENT CONSTITUTES THE
               ----------------
ENTIRE AGREEMENT AMONG THE PARTIES HERETO WITH RESPECT TO THE SUBJECT HEREOF AND SHALL SUPERSEDE ANY PRIOR AGREEMENT AMONG THE PARTIES HERETO, WHETHER WRITTEN OR ORAL, RELATING TO THE SUBJECT HEREOF, INCLUDING, WITHOUT LIMITATION, THE TERM SHEET DATED AUGUST 24, 1995. FURTHERMORE, IN THIS REGARD, THIS AGREEMENT AND THE OTHER WRITTEN LOAN DOCUMENTS REPRESENT, COLLECTIVELY, THE FINAL AGREEMENT AMONG THE PARTIES THERETO AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF SUCH PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG SUCH PARTIES.

         8.17  Counterparts.  For the convenience of the parties,
               ------------
this Agreement may be executed in multiple counterparts, each of which for all purposes shall be deemed to be an original, and all such counterparts shall together constitute but one and the same Agreement.

          IN WITNESS WHEREOF, this Agreement is deemed executed effective as of the date first above written.


                                BORROWERS:

                                AMERICAN RESOURCES OF DELAWARE,
                                INC.


                                By:      /S/Rick G. Avare
                                   ------------------------------
                                     Rick G. Avare
                                     President



                                SOUTHERN GAS CO. OF DELAWARE,
                                INC.


                                By:      /S/Leonard K. Nave
                                   ------------------------------
                                     Leonard K. Nave
                                     President







               (Signatures Continued on Next Page)

                                LENDER:

                                DEN NORSKE BANK, AS



                                By:     /S/William V. Moyer
                                   ------------------------------
                                      William V. Moyer
                                      First Vice President


                                DEN NORSKE BANK, AS



                                By:   /S/Charles E. Hall
                                   ------------------------------
                                       Charles E. Hall
                                       Senior Vice President

                            EXHIBIT I
                            ---------

                          FORM OF NOTE

                         PROMISSORY NOTE
                         ---------------

$75,000,000.00           Houston, Texas          November 1, 1997

          FOR VALUE RECEIVED and WITHOUT GRACE, the undersigned ("Maker") promises to pay to the order of DEN NORSKE BANK, AS,
  -----
("Payee"), at its office at 200 Park Avenue, 31st Floor, New
  -----
York, New York 10020, the sum of SEVENTY-FIVE MILLION AND NO/100 DOLLARS ($75,000,000.00), or so much thereof as may be advanced against this Note pursuant to the First Amended and Restated Credit Agreement dated of even date herewith by and among Maker and Payee (as amended, supplemented, or restated from time to time, the "Credit Agreement"), together with interest at the
           ----------------
rates and calculated as provided in the Credit Agreement.

          Reference is hereby made to the Credit Agreement for matters governed thereby, including, without limitation, certain events which will entitle the holder hereof to accelerate the maturity of all amounts due hereunder. Capitalized terms used but not defined in this Note shall have the meanings assigned to such terms in the Credit Agreement.

          This Note is issued pursuant to, is the "Note" under, and is payable as provided in the Credit Agreement. Subject to compliance with applicable provisions of the Credit Agreement, Maker may at any time pay the full amount or any part of this Note without the payment of any premium or fee, but such payment shall not, until this Note is fully paid and satisfied, excuse the payment as it becomes due of any payment on this Note provided for in the Credit Agreement.

          This Note is issued, in whole or in part, in renewal and extension, but not in novation or discharge, of the remaining principal balance of the Existing Note.

          Without being limited thereto or thereby, this Note is secured by the Security Instruments.

          THIS NOTE SHALL BE GOVERNED AND CONTROLLED BY THE LAWS
OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO PRINCIPLES
THEREOF RELATING TO CONFLICTS OF LAW.

                            AMERICAN RESOURCES OF DELAWARE, INC.



                            By:
                               ---------------------------------
                               David K. Stetson
                               General Counsel



                            SOUTHERN GAS CO. OF DELAWARE, INC.



                            By:
                               ---------------------------------
                               David K. Stetson
                               General Counsel

                           EXHIBIT II
                           ----------

                    FORM OF BORROWING REQUEST

Den norske Bank AS
Three Allen Center
333 Clay Street
Houston, Texas  77002
Attention:  William V. Moyer

and

Den norske Bank AS
Customer Services Department
200 Park Avenue
31st Floor
New York, New York  10020
Attention:
           --------------------

     Re:  First Amended and Restated Credit Agreement dated
          as of November 1, 1997, by and among American
          Resources of Delaware, Inc., Southern Gas Co. of
          Delaware, Inc., and Den norske Bank, AS (as
          amended, restated, or supplemented from time to
          time, the "Credit Agreement")
                     ----------------

Ladies and Gentlemen:

          Pursuant to the Credit Agreement, the Borrower hereby makes the requests indicated below:

[ ]  1.   Loans

     (a)  Amount of new Loan: $
                               --------------

     (b)  Requested funding date:            , 19
                                 ------------    ----

     (c)  $                 of such Loan is to be a Floating Rate
           ----------------
Loan;

          $                of such Loan is to be a LIBO Rate
           ---------------
Loan.

     (d)  Requested Interest Period for LIBO Rate Loan:
     months.
----

[ ]  2.   Continuation or conversion of LIBO Rate Loan maturing
          on           :
             ----------

     (a)  Amount to be continued as a LIBO Rate Loan is $       ,
                                                         -------
with an Interest Period of      months;
                           ----

     (b)  Amount to be converted to a Floating Rate Loan is
$             ; and
 -------------

[ ]  3.   Conversion of Floating Rate Loan:

     (a)  Requested conversion date:           , 19    .
                                    -----------    ----

     (b)  Amount to be converted to a LIBO Rate Loan is
$        , with an Interest Period of       months.
 --------                             -----

          The undersigned certifies that [s]he is the [         ]
                                                       ---------
of the Borrower, has obtained all consents necessary, and as such [s]he is authorized to execute this request on behalf of the Borrower. The undersigned further certifies, represents, and warrants on behalf of the Borrower that the Borrower is entitled to receive the requested borrowing, continuation, or conversion under the terms and conditions of the Credit Agreement.

          Each capitalized term used but not defined herein shall have the meaning assigned to such term in the Credit Agreement.


                           Very truly yours,

                           AMERICAN RESOURCES OF DELAWARE,
                           INC.


                            By:
                               ---------------------------------
                               Rick G. Avare
                               President


                            SOUTHERN GAS CO. OF DELAWARE, INC.


                            By:
                               ---------------------------------
                               Leonard K. Nave
                               President

                           EXHIBIT III
                           -----------

                 FORM OF COMPLIANCE CERTIFICATE

                                    , 19
                       -------------    ---

Den norske Bank AS
Three Allen Center
333 Clay Street
Houston, Texas  77002
Attention:  William V. Moyer

     Re:  First Amended and Restated Credit Agreement dated
          as of November 1, 1997, by and among American
          Resources of Delaware, Inc., Southern Gas Co. of
          Delaware, Inc., and Den norske Bank, AS (as
          amended, restated, or supplemented from time to
          time, the "Credit Agreement")
                     ----------------

Ladies and Gentlemen:

          Pursuant to applicable requirements of the Credit
Agreement, the undersigned, as a Responsible Officer of
              , hereby certifies to you the following information
--------------
as true and correct as of the date hereof or for the period indicated, as the case may be:

     [1.  TO THE BEST OF THE KNOWLEDGE OF THE UNDERSIGNED, NO
     DEFAULT OR EVENT OF DEFAULT EXISTS AS OF THE DATE HEREOF OR
     HAS OCCURRED SINCE THE DATE OF OUR PREVIOUS CERTIFICATION TO
     YOU, IF ANY.]

     [1. TO THE BEST OF THE KNOWLEDGE OF THE UNDERSIGNED, THE FOLLOWING DEFAULTS OR EVENTS OF DEFAULT EXIST AS OF THE DATE HEREOF OR HAVE OCCURRED SINCE THE DATE OF OUR PREVIOUS CERTIFICATION TO YOU, IF ANY, AND THE ACTIONS SET FORTH BELOW ARE BEING TAKEN TO REMEDY SUCH CIRCUMSTANCES:]

     2.   The compliance of the Borrowers with the financial
     covenants of the Credit Agreement, as of the close of
     business on                     , is evidenced by the
                 --------------------
     following:

     (a)  SECTION 6.16  DEBT COVERAGE RATIO - Permit the ratio of
          EBTDA for the previous four fiscal quarters to one seventh of the average loan balance for the same period, to be less than 1.20 to 1.0.

               Cash Flow during the period:
                                                       ----------
               Avg. Loan Balance during
               the period divided by seven:
                                                       ---------

                              III-i

                                Actual:
                                                       ----------
                                Required:
                                                       ----------

     (b)  SECTION 6.17  CURRENT Ratio - Current Assets to Current
          Liabilities (excluding CMLTD) to be less than 1.1 to 1.0.

                                Required:
                                                       ----------
                                Actual:
                                                       ----------

     (c) SECTION 6.18 TANGIBLE NET WORTH - Permit Tangible Net Worth of Borrower as of the close of any fiscal quarter to be less than $16,000,000 M plus 75% of positive Net Income for all fiscal periods beginning September 30, 1995.

          TNW required as of last quarter
               ending             :
                      ------------                     ----------

          Net Income for this quarter
               of $       * 75%:
                   ------                              ----------

                                Total required:
                                                       ----------
                                Actual:
                                                       ----------

     (d) SECTION 6.22 QUARTERLY INTEREST RATIO - Permit the ratio of EBITDA for the previous fiscal quarter to Borrower's interest expenses for such period to be less than 3.0 to 1.0.

                                Required:
                                                       ----------
                                Actual:
                                                       ----------



     3.   No Material Adverse Effect has occurred since the date
     of the Financial Statements dated as of           .
                                             ----------

          Each capitalized term used but not defined herein shall have the meaning assigned to such term in the Credit Agreement.


                             III-ii

                           Very truly yours,

                           AMERICAN RESOURCES OF DELAWARE,
                           INC.


                            By:
                               ---------------------------------
                               Rick G. Avare
                               President


                            SOUTHERN GAS CO. OF DELAWARE, INC.


                            By:
                               --------------------------------
                               Leonard K. Nave
                               President



                             III-iii

                           EXHIBIT IV


                           DISCLOSURES



Section 4.8                     Liabilities
                                -----------



                                Litigation
                                ----------




Section 4.12                    Environmental Matters
                                ---------------------




Section 4.17                    Refunds
                                -------




Section 4.18                    Gas Contracts
                                -------------




Section 4.20                    Casualties
                                ----------




Section 4.22                    Subsidiaries
                                ------------



                              IV-i